Firsthand Funds
               Report to Shareholders

                                    [Photo]

                              Firsthand Technology Value Fund(R)
                               Firsthand Technology Leaders Fund
                            Firsthand Technology Innovators Fund
                                       Firsthand e-Commerce Fund
                                Firsthand Global Technology Fund




[LOGO]                                                     Investor Class Shares
Firsthand(R)                                                       December 2002

This report is provided for the general information of the shareholders of Firsthand Funds. This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus. For more information regarding any of the Funds, including charges and expenses, visit our website at www.firsthandfunds.com or call 1.888.884.2675 for a free prospectus. Please read the prospectus carefully before you invest or send money.

Firsthand Funds are distributed by ALPS Distributors, Inc.

CONTENTS
  PERFORMANCE SUMMARY                                                          2
  PRESIDENT'S LETTER                                                           3
  PERFORMANCE AND PORTFOLIO DISCUSSIONS
    Firsthand Technology Value Fund(R)                                         6
    Firsthand Technology Leaders Fund                                          8
    Firsthand Technology Innovators Fund                                      10
    Firsthand e-Commerce Fund                                                 12
    Firsthand Global Technology Fund                                          14

  FINANCIAL STATEMENTS
    Portfolio of Investments
      Firsthand Technology Value Fund                                         18
      Firsthand Technology Leaders Fund                                       22
      Firsthand Technology Innovators Fund                                    24
      Firsthand e-Commerce Fund                                               26
      Firsthand Global Technology Fund                                        28
    Statements of Assets and Liabilities                                      30
    Statements of Operations                                                  32
    Statements of Changes in Net Assets                                       34
  Financial Highlights
    Firsthand Technology Value Fund                                           40
    Firsthand Technology Leaders Fund                                         41
    Firsthand Technology Innovators Fund                                      42
    Firsthand e-Commerce Fund                                                 43
    Firsthand Global Technology Fund                                          44
  Notes to Financial Statements                                               46
  Additional Information                                                      57

PERFORMANCE SUMMARY

PERIOD RETURNS (AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/02)

                                          Q4 '02
FUND                                      TOTAL*   1-YEAR    3-YEAR   5-YEAR
--------------------------------------------------------------------------------
FIRSTHAND TECHNOLOGY VALUE FUND(R)        22.48%   -56.15%   -39.53%   -4.50%
FIRSTHAND TECHNOLOGY LEADERS FUND         21.44%   -43.53%   -37.99%    1.42%
FIRSTHAND TECHNOLOGY INNOVATORS FUND      28.60%   -54.76%   -41.61%     *
FIRSTHAND E-COMMERCE FUND                 32.48%   -37.54%   -47.96%     *
FIRSTHAND GLOBAL TECHNOLOGY FUND          19.21%   -52.92%      *        *
NASDAQ                                    14.07%   -31.26%   -30.79%   -2.88%
DJIA                                      10.59%   -15.01%    -8.50%    2.85%
S&P 500                                    8.44%   -22.10%   -14.53%   -0.58%

RETURNS SINCE INCEPTION (AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/02)

                                                AVERAGE ANNUAL
FUND (INCEPTION DATE)                            TOTAL RETURN   NASDAQ        DJIA     S&P 500
----------------------------------------------------------------------------------------------
FIRSTHAND TECHNOLOGY VALUE FUND(R)(5/20/94**)        12.42%       7.66%      11.87%      9.83%
FIRSTHAND TECHNOLOGY LEADERS FUND (12/10/97)          1.54%      -3.47%       2.47%     -0.67%
FIRSTHAND TECHNOLOGY INNOVATORS FUND (5/20/98)       -0.10%      -6.49%      -0.03%     -3.60%
FIRSTHAND E-COMMERCE FUND (9/30/99)                 -38.14%     -19.65%      -4.71%     -9.72%
FIRSTHAND GLOBAL TECHNOLOGY FUND (9/29/00)          -46.57%     -35.91%      -8.56%    -18.35%

*    NOT ANNUALIZED
** FIRSTHAND TECHNOLOGY VALUE FUND COMMENCED OPERATIONS ON MAY 20, 1994; THE SEC EFFECTIVE DATE FOR FIRSTHAND TECHNOLOGY VALUE FUND IS DECEMBER 15, 1994. FIRSTHAND TECHNOLOGY VALUE FUND AVERAGE ANNUAL TOTAL RETURN SINCE EFFECTIVE DATE IS 11.07%.

RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS AND INCLUDE ALL FUND EXPENSES BUT DO NOT REFLECT THE IMPACT OF TAXES. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THE "RELATIVE PERFORMANCE" CHARTS ON THE FOLLOWING PAGES ASSUME AN INITIAL INVESTMENT OF $10,000 AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND INCLUDE ALL FUND EXPENSES. THE HYPOTHETICAL CHARTS DO NOT REFLECT THE EFFECT OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTION OR THE REDEMPTION OF FUND SHARES.

THE DOW JONES INDUSTRIAL AVERAGE (DJIA) IS A GROUP OF 30 STOCKS TRACKED BY THE DOW JONES COMPANY. THE NASDAQ COMPOSITE INDEX (NASDAQ) IS A CAPITALIZATION-WEIGHTED INDEX OF ALL COMMON STOCKS LISTED WITH NASDAQ. THE STANDARD & POOR'S 500 INDEX (S&P 500) IS A MARKET-WEIGHTED INDEX OF 500 STOCKS OF WELL-ESTABLISHED COMPANIES. EACH INDEX REPRESENTS AN UNMANAGED, BROAD-BASED BASKET OF STOCKS. THESE INDICES ARE TYPICALLY USED AS BENCHMARKS FOR OVERALL MARKET PERFORMANCE. THE LIPPER SCIENCE AND TECHNOLOGY FUND INDEX INCLUDES THE LARGEST 30 MUTUAL FUNDS IN THE GROUP, WHICH, BY PROSPECTUS OR PORTFOLIO PRACTICE, INVEST AT LEAST 80% OF THEIR EQUITY PORTFOLIOS IN SCIENCE AND TECHNOLOGY STOCKS.

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
[PHOTO OF KEVIN LANDIS]

DEAR FELLOW SHAREHOLDERS,

2002 was another grueling year for the market. From early January to mid October, the Nasdaq Composite Index lost nearly half its value, falling from a high of 2059 to a low of 1114. The fourth quarter rally provided a bit of encouragement, as the Nasdaq recovered to close the year at 1335. In our view, that rally was a good example of what can happen to stock prices when investors' anxieties recede, even just a bit.

True to our investment style, we remained invested throughout the year in the technology stocks that we believe will lead the recovery. As one might expect, our portfolios fell harder than the broad market indices, then rallied much more vigorously. (For the fourth quarter our funds were up between 19.21% and 32.48%, while the Nasdaq gained 14.07%.)

I'd like to share a few observations shaping our thinking as we navigate the gradual, sometimes painful, return to normalcy. The first is the next "changing of the guard" in technology leadership. Just as the Internet took center stage from the PC in the early '90s, the emerging markets for technology are likely to surprise many observers this time around as well. And just as Cisco, EMC, eBay, and SAP rose from obscurity while Digital Equipment, Novell, WordPerfect, and Xerox slowly faded, the roster of technology leaders is sure to change once again. Differentiating among the strong survivors, the fading franchises, and the emerging leaders will be key for any technology investor.

Secondly, the ranks of Wall Street's technology analysts grow thinner by the day. As the securities industry downsizes, the logical place to cut, at least for now, is technology. Their customers don't want to hear about it, their sales staffs are afraid to sell it, and there is little or no investment banking to be done. The few remaining analysts are playing it safe, focusing on the usual suspects, such as Intel, Microsoft,

                                                          2002 Annual Report | 3

Oracle, and Sun. The bottom line: Fewer analysts covering the wrong stocks. The good news for us: This is a great time to hunt for undiscovered or unappreciated success stories in technology.

With the investment world turning its back on the technology sector, valuations understandably reflect an extremely pessimistic, recessionary outlook. That may be appropriate for some of the stale, stagnant former bellwethers, but we think it's the wrong way to look at the many underfollowed technology companies that continue to grow through these tough times. For those healthy, growing companies, it's hard to say whether current valuations are attributable to skepticism towards stocks in general, geopolitical uncertainties, or simply a lack of interest in anything related to technology. What is plain to see is that in many cases the prevailing pessimism is obscuring the facts.

But pessimism cannot persist in the face of success. Sooner or later, good stories get out and are acknowledged. We are not predicting a near-term resurgence for the likes of Cisco, Intel, Lucent, or Sun; we simply point out that companies such as Lexar Media, NetScreen, OmniVision, and Symantec are thriving.

It is not for us to say when these companies will receive their due recognition. Markets have a way of getting it right - in their own good time. Our job here at Firsthand is simply to assemble a collection of healthy, growing companies that we believe deserve much higher valuations, so that our investors can be well positioned when the market finally takes notice.

                                        /s/ Kevin Landis

                                        Kevin Landis
                                        President and Chief Executive Officer

[LOGO] Firsthand(R)

                     PERFORMANCE AND PORTFOLIO DISCUSSIONS

                       Firsthand Technology Value Fund(R)

                        Firsthand Technology Leaders Fund

                      Firsthand Technology Innovators Fund

                            Firsthand e-Commerce Fund

                        Firsthand Global Technology Fund

                                                          2002 Annual Report | 5

FIRSTHAND TECHNOLOGY VALUE FUND

PERFORMANCE AND PORTFOLIO DISCUSSION
--------------------------------------------------------------------------------
Despite a weak December, Firsthand Technology Value Fund (TVFQX) managed to gain 22.48% during the fourth quarter of 2002. However, it wasn't enough to keep the Fund from posting a 56.15% loss for the year, versus a 31.26% decline for the Nasdaq Composite Index and a 41.38% loss for the Lipper Science and Technology Fund Index. For the six months ending December 31, 2002, Firsthand Technology Value Fund declined 19.31% as compared to 8.54% and 12.94% losses for the Nasdaq and the Lipper peer group benchmarks, respectively.

The weak economic recovery spelled trouble for the tech sector in 2002, as companies worked to avoid new technology expenditures. While the resulting lack of corporate IT spending hurt the tech sector, select areas of technology held up relatively well, largely as a result of defense, government, and consumer spending. Many businesses with limited exposure to corporate IT spending flourished as the economy began to rebound. Some of our investments in these areas are highlighted below.

Increased government spending for the war on terrorism helped defense stocks avoid the broad market downdraft. We played this trend by owning not only some large defense companies, such as Raytheon (RTN), ITT Industries (ITT) and L-3 Communications (LLL), but also some of the smaller defense electronics manufacturers as well. One such company is FLIR Systems (FLIR), which makes imaging and heat-detection systems for security and surveillance applications. The military utilizes FLIR's infrared cameras to enhance images in virtually any weather conditions. The company's stock rose in 2002 due to strong demand for airborne and ground-based imaging systems.

While the sour economy battered many tech companies' profits, Websense (WBSN) posted sequential growth in revenue and net income every quarter in 2002. Government spending boosted demand for the company's Employee Internet
Management (EIM) software. EIM software lets employers monitor and report employee Internet usage, block access to certain content, and set time periods when Internet access

RELATIVE PERFORMANCE:
    FIRSTHAND TECHNOLOGY VALUE FUND VS. MARKET INDICES
                          INCEPTION DATE MAY 20, 1994*

[GRAPH]

    DATE                      TVFQX         NASDAQ          DJIA         S&P 500
    ----                      -----         ------          ----         -------
 5/31/1994                    10040          10108          10004          10013
 6/30/1994                     9190           9706           9666           9768
 7/30/1994                     9430           9929          10045          10088
 8/30/1994                    10510          10527          10489          10502
 9/30/1994                    11200          10510          10320          10246
10/30/1994                    12170          10690          10504          10475
11/30/1994                    11830          10316          10094          10094
12/30/1994                    12530          10339          10372          10244
 1/30/1995                    12412          10386          10407          10509
 2/28/1995                    13215          10926          10905          10919
 3/30/1995                    13333          11260          11325          11241
 4/30/1995                    14436          11634          11778          11572
 5/30/1995                    14543          11930          12217          12034
 6/30/1995                    15742          12890          12487          12314
 7/30/1995                    17980          13832          12913          12722
 8/30/1995                    19212          14103          12691          12754
 9/30/1995                    20679          14435          13206          13293
10/30/1995                    20047          14335          13122          13245
11/30/1995                    20294          14663          14053          13827
12/30/1995                    20194          14577          14194          14093
 1/30/1996                    20063          14687          14976          14573
 2/29/1996                    21454          15255          15274          14708
 3/30/1996                    21585          15273          15581          14849
 4/30/1996                    26984          16513          15539          15068
 5/30/1996                    30751          17251          15801          15457
 6/30/1996                    27970          16444          15855          15516
 7/30/1996                    26316          14997          15519          14830
 8/30/1996                    27400          15845          15817          15143
 9/30/1996                    30291          17035          16594          15996
10/30/1996                    29251          16962          17023          16437
11/30/1996                    32786          17952          18470          17679
12/30/1996                    32422          17934          18293          17329
 1/30/1997                    34915          19170          19337          18411
 2/28/1997                    31886          18189          19579          18556
 3/30/1997                    29438          16980          18771          17793
 4/30/1997                    31039          17532          19998          18856
 5/30/1997                    38053          19484          20972          20004
 6/30/1997                    38713          20075          21974          20900
 7/30/1997                    43857          22195          23565          22563
 8/30/1997                    42281          22110          21898          21299
 9/30/1997                    42466          23487          22855          22465
10/30/1997                    38142          22211          21418          21715
11/30/1997                    37311          22316          22576          22720
12/30/1997                    34519          21907          22854          23110
 1/30/1998                    35791          22591          22857          23366
 2/28/1998                    39036          24700          24769          25051
 3/31/1998                    39897          25609          25538          26334
 4/30/1998                    42666          26074          26314          26599
 5/31/1998                    36995          24832          25902          26142
 6/30/1998                    37802          26459          26085          27204
 7/31/1998                    35020          26154          25897          26914
 8/31/1998                    26385          20949          22037          23023
 9/30/1998                    26583          23678          22959          24498
10/31/1998                    33020          24768          25166          26490
11/30/1998                    38199          27268          26771          28096
12/31/1998                    42703          30681          26997          29715
 1/31/1999                    49007          35067          27528          30958
 2/28/1999                    43577          32027          27441          29995
 3/31/1999                    48398          34468          28895          31196
 4/30/1999                    56094          35616          31868          32404
 5/31/1999                    61961          34612          31262          31638
 6/30/1999                    71246          37645          32517          33393
 7/31/1999                    75379          36985          31599          32350
 8/31/1999                    80703          38408          32190          32189
 9/30/1999                    81114          38513          30766          31307
10/31/1999                    86650          41609          31952          33288
11/30/1999                    98756          46806          32454          33966
12/31/1999                   124009          57105          34341          35966
 1/31/2000                   132435          55300          32694          34159
 2/29/2000                   185904          65923          30323          33513
 3/31/2000                   174547          64194          32743          36791
 4/30/2000                   155409          54202          32196          35685
 5/31/2000                   137969          47755          31628          34952
 6/30/2000                   156724          55700          31440          35814
 7/31/2000                   144926          52908          31683          35254
 8/31/2000                   179874          59089          33846          37444
 9/30/2000                   168229          51603          32183          35467
10/31/2000                   149173          47348          33171          35317
11/30/2000                   104486          36512          31564          32533
12/31/2000                   111642          34731          32719          32692
 1/31/2001                   127277          38984          33054          33852
 2/28/2001                    78553          30261          31936          30765
 3/31/2001                    64960          25889          30087          28816
 4/30/2001                    78779          29776          32724          31055
 5/31/2001                    74888          29704          33345          31263
 6/30/2001                    73687          30418          32112          30503
 7/31/2001                    67183          28534          32210          30202
 8/31/2001                    59749          25421          30538          28312
 9/30/2001                    44218          21110          27179          26026
10/31/2001                    53050          23810          27911          26522
11/30/2001                    61791          27203          30383          28557
12/31/2001                    62525          27492          30939          28807
 1/31/2002                    60175          27269          30659          28387
 2/28/2002                    47306          24419          31305          27839
 3/31/2002                    52763          26035          32256          28887
 4/30/2002                    44048          23823          30867          27135
 5/31/2002                    41001          22807          30890          26935
 6/30/2002                    33983          20662          28800          25017
 7/31/2002                    27859          18761          27256          23066
 8/31/2002                    27450          18578          27094          23218
 9/30/2002                    22388          16568          23775          20694
10/31/2002                    25389          18802          26353          22516
11/30/2002                    33225          20916          27999          23841
12/31/2002                    27420          18899          26294          22441

SEC EFFECTIVE DATE IS 12/15/94.

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
FIRSTHAND TECHNOLOGY VALUE FUND HOLDINGS BY INDUSTRY*

[GRAPH]

SEMICONDUCTORS                           29.9%
SOFTWARE                                 19.1%
COMM EQUIP                               17.2%
DEFENSE & AERO                           11.4%
EDA                                       4.3%
NETWORKING                                3.8%
PERIPHERALS                               3.6%
PHOTONICS                                 2.8%
COMMUNICATIONS                            2.5%
SERVICES                                  2.5%
HEALTH CARE                               1.6%
NET CASH                                  0.8%
OTHER ELECT                               0.4%
INTERNET                                  0.1%

*BASED ON PERCENTAGE OF NET ASSETS AS OF DECEMBER 31, 2002.

is available. Websense has shown an ability to grow during difficult times and we believe the company should excel when IT spending returns in full force.

Zoran (ZRAN), a company that supplies high-performance chips used in DVD players and digital cameras, also exhibited growth in 2002 on the strength of consumer electronics spending. Sales in both of these product categories were strong throughout 2002. The company's exposure to two of the most rapidly growing products in the consumer electronics market has helped it post gains in net income in each of the past four quarters. Other portfolio companies that managed to ward off the ills of the economy in 2002 included consumer-related flash memory suppliers SanDisk (SNDK) and Lexar Media (LEXR).

Heading the Fund's list of poor performers were Wind River Systems (WIND), Enterasys Networks (ETS), and Riverstone Networks (RSTN). During the period, we closed positions in several tech stalwarts including Intel (INTC), Cisco Systems
(CSCO), and Sun Microsystems (SUNW) and invested the proceeds in companies we believe are better positioned to grow more quickly as we come out of the IT downturn. For similar reasons, we reduced our exposure to the health care and biotech segments by closing positions in medical device maker Medtronic (MDT), research product supplier Invitrogen (IVGN), and biotech heavyweight Amgen
(AMGN).

We believe the past 12 months represented an excellent opportunity for value investing in the technology sector as economic fears and worries about a war with Iraq kept tech stock valuations at remarkably low levels. We strongly believe that investment returns can be enhanced by buying great companies when they are out of favor. We expect the combination of stronger fundamentals and improving investor confidence will have a positive impact on our tech sector investments as the market adjusts to reflect the long-term opportunities these great companies possess.

                                                          2002 Annual Report | 7

FIRSTHAND TECHNOLOGY LEADERS FUND

PERFORMANCE AND PORTFOLIO DISCUSSION
--------------------------------------------------------------------------------
A strong Q4 return of 21.44% was not enough to keep Firsthand Technology Leaders Fund (TLFQX) from posting a 43.53% loss in 2002, versus a 31.26% decline for the Nasdaq Composite Index and a 41.38% loss for the Lipper Science and Technology Fund Index. For the six months ending December 31, 2002, Firsthand Technology Leaders Fund declined 15.54% as compared to 8.54% and 12.94% losses for the Nasdaq and the Lipper peer group benchmarks, respectively.

Technology stocks continued their long decline for most of the year amid concerns that a weak economic outlook would further delay any renewed technology spending growth. Tech stocks participated in a strong rally toward the end of the year as investors sensed a turnaround and short sellers scrambled to cover their short positions. The portfolio management challenge for the Fund in 2002 was to position the Fund to own the companies that we believe have the potential to become or remain industry leaders when the tech sector recovers.

A couple of new additions to the portfolio worked out well for the Fund in 2002. We added the world's leading online auction provider, eBay (EBAY), to the portfolio during Q3, as it became apparent that the company's business model continued to strengthen. The company collects commissions and listing fees from every transaction conducted by over 60 million registered buyers and sellers. We believe eBay should continue to benefit during tough economic times thanks to their large customer base and increasing popularity of online sales.

Additionally, we saw Electronic Arts (ERTS) as a way for the Fund to gain exposure to the continued growth in electronic gaming. Video game consoles and software have become top sellers in the home entertainment market and have rapidly turned into a $10-billion-a-year industry. The company offers a strong and diverse line of titles including the EA Sports franchise and The Sims. Electronic Arts was a solid performer for most of the year until the company was hit by weaker-than-expected holiday sales.

We also increased our holdings in some depressed stocks that we felt were poised for a turnaround. For example, earlier this year consumers began losing interest in Nokia's (NOK) technologically dated lineup of cell phones and purchased newer models from its competitors. As a result, Nokia's

RELATIVE PERFORMANCE:
     FIRSTHAND TECHNOLOGY LEADERS FUND VS. MARKET INDICES
                             INCEPTION DATE DEC. 10, 1997

[GRAPH]

    DATE                      TLFQX         NASDAQ          DJIA         S&P 500
    ----                      -----         ------          ----         -------
11/30/1997                    10000          10000          10000         10000
12/30/1997                    10070           9695           9836          9955
 1/30/1998                    11070           9997           9837         10065
 2/28/1998                    12150          10930          10660         10791
 3/31/1998                    12190          11333          10991         11344
 4/30/1998                    13151          11538          11326         11458
 5/31/1998                    12141          10989          11148         11261
 6/30/1998                    12922          11709          11227         11718
 7/31/1998                    13685          11574          11146         11594
 8/31/1998                    10822           9270           9484          9918
 9/30/1998                    11291          10478           9881         10553
10/31/1998                    13861          10961          10831         11411
11/30/1998                    15811          12067          11522         12103
12/31/1998                    17942          13577          11619         12800
 1/31/1999                    20772          15518          11848         13336
 2/28/1999                    18772          14173          11811         12921
 3/31/1999                    21832          15253          12436         13438
 4/30/1999                    22702          15761          13716         13959
 5/31/1999                    22072          15317          13455         13629
 6/30/1999                    26372          16659          13995         14385
 7/31/1999                    26702          16367          13600         13936
 8/31/1999                    28823          16996          13855         13866
 9/30/1999                    29431          17043          13242         13486
10/31/1999                    32038          18413          13752         14339
11/30/1999                    36849          20713          13968         14632
12/31/1999                    45316          25271          14780         15493
 1/31/2000                    43683          24472          14071         14715
 2/29/2000                    58196          29173          13051         14436
 3/31/2000                    58947          28408          14092         15849
 4/30/2000                    56218          23986          13857         15372
 5/31/2000                    48034          21133          13612         15056
 6/30/2000                    54200          24649          13532         15428
 7/31/2000                    49604          23413          13636         15186
 8/31/2000                    58670          26148          14567         16130
 9/30/2000                    51987          22836          13852         15278
10/31/2000                    45090          20953          14276         15214
11/30/2000                    34898          16157          13585         14014
12/31/2000                    34333          15369          14082         14083
 1/31/2001                    38574          17251          14226         14582
 2/28/2001                    25577          13391          13745         13253
 3/31/2001                    22067          11457          12949         12413
 4/30/2001                    27464          13177          14084         13378
 5/31/2001                    25273          13145          14351         13467
 6/30/2001                    24157          13461          13821         13140
 7/31/2001                    22057          12627          13863         13010
 8/31/2001                    19013          11249          13144         12196
 9/30/2001                    14163           9342          11698         11211
10/31/2001                    16192          10536          12013         11425
11/30/2001                    19358          12038          13077         12301
12/31/2001                    19135          12166          13316         12409
 1/31/2002                    19652          12067          13196         12228
 2/28/2002                    16994          10806          13473         11992
 3/31/2002                    18729          11521          13883         12443
 4/30/2002                    15969          10542          13285         11689
 5/31/2002                    14904          10093          13295         11603
 6/30/2002                    12794           9144          12395         10776
 7/31/2002                    10917           8302          11731          9936
 8/31/2002                    10562           8221          11661         10001
 9/30/2002                     8898           7332          10233          8914
10/31/2002                    10460           8320          11342          9699
11/30/2002                    12611           9256          12051         10270
12/31/2002                    10805           8363          11317          9667

[LOGO] Firsthand(R)

FIRSTHAND TECHNOLOGY LEADERS FUND HOLDINGS BY INDUSTRY*

[GRAPH]

SOFTWARE                                 27.1%
SEMICONDUCTORS                           17.4%
INTERNET                                  8.8%
COMM EQUIP                                8.7%
SERVICES                                  5.5%
DEFENSE & AERO                            5.3%
SEMI EQUIP                                5.3%
OTHER ELECT                               5.3%
EDA                                       4.2%
COMMUNICATIONS                            3.4%
COMPUTERS                                 2.8%
PERIPHERALS                               2.7%
PHOTONICS                                 1.9%
NET CASH                                  1.6%

*BASED ON PERCENTAGE OF NET ASSETS AS OF DECEMBER 31, 2002.

stock price suffered as handset sales stalled. The company has since rolled out a new line of high-end cell phones with color screens and has begun to see European sales accelerate as consumers upgrade their phones. These new products are just now becoming available in the U.S. and we believe should help Nokia get back on track.

Adobe Systems (ADBE) also stumbled after investors worried that Adobe's core business of personal computer software for graphics, design, photo editing, and publishing was maturing. The company responded by developing a line of application software products designed to create and manage electronic forms and documents on large corporate servers. Although this transition away from its core business will be challenging, we believe it represents a significant opportunity for new revenue for the company.

On the down side, semiconductor and semiconductor equipment stocks weighed on the Fund's performance in 2002. Although signs of an upturn are evident, the semiconductor industry could have trouble finding new demand drivers to return to the growth it once saw with the rise of the PC and other consumer electronics products. This uncertain outlook hurt semiconductor holdings Xilinx (XLNX) and Altera (ALTR), and convinced us to lighten our positions in Applied Materials
(AMAT) and KLA-Tencor (KLAC). Other poor performers this year included media giant AOL Time Warner (AOL), electronic systems manufacturer Flextronics International (FLEX), and embedded software maker Wind River Systems (WIND).

While the technology sector has struggled through one of the worst periods in its history, we believe that the sector is now in a better position than it was at the beginning of the year. However, judging by current valuations, the market doesn't seem to see it that way, which has resulted in good bargains in the tech sector. We believe staying true to our strategy of investing in dominant tech companies is a prudent way to play the eventual tech recovery and feel that it is only a matter of time before the market rewards these companies for the strength that they possess.

                                                          2002 Annual Report | 9

FIRSTHAND TECHNOLOGY INNOVATORS FUND

PERFORMANCE AND PORTFOLIO DISCUSSION
--------------------------------------------------------------------------------
A tech rally in the fourth quarter of 2002 boosted Firsthand Technology Innovators Fund's (TIFQX) returns by 28.60%, which resulted in a very good quarter, but still a disappointing year overall. The Fund posted a 54.76% loss in 2002, versus a 31.26% decline for the Nasdaq Composite Index and a 41.38% loss for the Lipper Science and Technology Fund Index. For the six months ending December 31, 2002, Firsthand Technology Innovators Fund declined 12.91% as compared to 8.54% and 12.94% losses for the Nasdaq and the Lipper peer group benchmarks, respectively.

One of the primary themes we focused on throughout the year was consumer electronics. This trend was supported by strong consumer spending, which certainly helped buoy the sluggish economy. Within this space there are some exciting technology trends that are driving consumers to spend money on electronic devices from digital cameras to DVD players to video games.

The Fund is looking to capitalize on the steady growth in consumer electronics with several exciting additions to the portfolio. SanDisk (SNDK) and Lexar Media
(LEXR) both rose significantly on robust sales of removable flash memory cards. Flash memory is used to store digital data, such as pictures taken with digital cameras, music played on MP3 players, and data stored on PDAs. We believe that demand for flash memory will more than keep pace with the increasing sales of these electronic devices.

Chipmaker OmniVision (OVTI) also turned in a strong performance in 2002 after announcing strategic partnerships with Motorola (MOT) and SonyEricsson to provide its single-chip cameras for next-generation cell phones. We believe that cell phone users are ready to upgrade their handsets to newer models with built-in cameras and color screens. This upgrade cycle is just beginning and should gain momentum as these newer cell phones become more readily available.

Despite strong fundamentals, Genesis Microchip (GNSS) and Zoran (ZRAN), two major holdings that have been mentioned in previous reports, contributed to the Fund's poor showing in 2002. These companies are involved in two of the hottest areas of consumer electronics: flat-

RELATIVE PERFORMANCE:
     FIRSTHAND TECHNOLOGY INNOVATORS FUND VS. MARKET INDICES
                                 INCEPTION DATE MAY 20, 1998

[GRAPH]

    DATE                      TIFQX         NASDAQ          DJIA         S&P 500
    ----                      -----         ------          ----         -------
 4/30/1998                    10000          10000          10000         10000
 5/31/1998                    10160           9637           9837          9836
 6/30/1998                    11030          10269           9907         10235
 7/31/1998                    11057          10150           9836         10126
 8/31/1998                     8503           8130           8369          8662
 9/30/1998                     8110           9189           8720          9217
10/31/1998                    10930           9613           9558          9967
11/30/1998                    13420          10582          10168         10571
12/31/1998                    16010          11907          10253         11180
 1/31/1999                    18350          13609          10455         11648
 2/28/1999                    16570          12429          10422         11286
 3/31/1999                    20451          13377          10974         11737
 4/30/1999                    21511          13822          12103         12192
 5/31/1999                    22271          13433          11873         11904
 6/30/1999                    28041          14610          12350         12564
 7/31/1999                    28231          14354          12001         12172
 8/31/1999                    31041          14906          12226         12111
 9/30/1999                    32307          14947          11685         11779
10/31/1999                    34339          16148          12135         12525
11/30/1999                    39545          18165          12326         12780
12/31/1999                    50006          22162          13043         13532
 1/31/2000                    53025          21462          12417         12853
 2/29/2000                    79386          25584          11517         12609
 3/31/2000                    67310          24913          12436         13843
 4/30/2000                    57736          21035          12228         13426
 5/31/2000                    48264          18533          12012         13151
 6/30/2000                    63085          21617          11941         13475
 7/31/2000                    55405          20533          12033         13264
 8/31/2000                    64289          22932          12855         14088
 9/30/2000                    56367          20027          12223         13345
10/31/2000                    45578          18375          12598         13288
11/30/2000                    28427          14170          11988         12240
12/31/2000                    31031          13479          12427         12301
 1/31/2001                    36438          15129          12554         12737
 2/28/2001                    22955          11744          12129         11575
 3/31/2001                    18273          10047          11427         10842
 4/30/2001                    20862          11556          12428         11685
 5/31/2001                    21546          11528          12664         11763
 6/30/2001                    22592          11805          12196         11477
 7/31/2001                    21600          11074          12233         11364
 8/31/2001                    19225           9866          11598         10652
 9/30/2001                    14127           8193          10323          9792
10/31/2001                    17347           9240          10601          9979
11/30/2001                    20446          10557          11539         10745
12/31/2001                    22002          10670          11751         10839
 1/31/2002                    20178          10583          11644         10681
 2/28/2002                    15241           9477          11890         10475
 3/31/2002                    17213          10104          12251         10869
 4/30/2002                    15147           9246          11723         10210
 5/31/2002                    13443           8851          11732         10134
 6/30/2002                    11430           8019          10938          9413
 7/31/2002                     9820           7281          10352          8679
 8/31/2002                     9391           7210          10290          8736
 9/30/2002                     7741           6430           9030          7786
10/31/2002                     8747           7297          10009          8472
11/30/2002                    11833           8117          10634          8970
12/31/2002                     9955           7334           9986          8443

[LOGO] Firsthand(R)

FIRSTHAND TECHNOLOGY INNOVATORS FUND HOLDINGS BY INDUSTRY*

[GRAPH]

SEMICONDUCTORS                           48.5%
SOFTWARE                                 16.8%
COMM EQUIP                                8.6%
EDA                                       8.5%
SERVICES                                  5.1%
PHOTONICS                                 4.9%
NETWORKING                                3.3%
OTHER ELECT                               3.1%
NET CASH                                  0.7%
COMMUNICATION                             0.5%

*BASED ON PERCENTAGE OF NET ASSETS AS OF DECEMBER 31, 2002.

panel displays and DVD players, respectively. We have owned these stocks for several years and are accustomed to their dramatic swings in price. We believe the performance of these stocks over the past 12 months is largely attributable to Wall Street's expectations getting ahead of the companies' fundamentals. While both companies improved their bottom line throughout the year, the stocks languished. Other holdings that negatively affected performance included Riverstone Networks (RSTN), and communications equipment suppliers SpectraLink
(SLNK) and Tekelec (TKLC).

We strongly believe that a recovery in technology may not be led by the dominant tech titans of the past. Small caps may offer the best opportunity for growth, in our opinion, due to the fact that many of them are in exciting new markets that are not widely followed by Wall Street. However, investing in nascent technologies requires patience and the discipline not to be swayed by the inherent volatility of this asset class. By staying committed to our style of investing in small, emerging tech companies, we hope to invest in successful companies of the future before they are widely recognized.

                                                         2002 Annual Report | 11

FIRSTHAND E-COMMERCE FUND

PERFORMANCE AND PORTFOLIO DISCUSSION
--------------------------------------------------------------------------------
Although the Fund was the best-performing Firsthand Fund overall in 2002, with an impressive 32.48% gain during the fourth quarter, Firsthand e-Commerce Fund (TEFQX) still posted a 37.54% loss in 2002, versus a 31.26% decline for the Nasdaq Composite Index and a 41.38% loss for the Lipper Science and Technology Fund Index. For the six months ending December 31, 2002, Firsthand e-Commerce Fund outperformed its benchmarks, declining 7.96% versus losses of 8.54% and 12.94% for the Nasdaq and the Lipper peer group benchmarks, respectively.

The Fund underperformed this year primarily due to its focus on the software industry. Software spending fell victim to the struggling economy and was one of the first spending categories that firms cut back. The dismal environment even affected stocks we believe to be fundamentally strong, including Microsoft
(MSFT) and Adobe Systems (ADBE), which both contributed to the Fund's poor results. Our fears about the ongoing struggles of the enterprise software segment led us to close positions in Oracle (ORCL), SAP (SAP), and Seibel Systems (SEBL), and to significantly reduce our stake in PeopleSoft (PSFT). We believe these companies will be fine when capital spending returns, but until then we have chosen to reallocate our investments in other areas.

The ongoing war on terrorism has caused government spending on defense to help fill some of the void left by the decline in corporate IT spending. We believe information technology consultants and network security companies are two groups that are benefiting from this rapid increase in federal spending. On the IT consultancy side, the Fund has invested in CACI International (CAI) and PEC Solutions (PECS). Both companies are helping government agencies integrate vast amounts of information from disparate data sources, allowing it to be referenced more efficiently and accurately. The stocks of both CACI International and PEC Solutions have managed to hold up better than their peers during 2002.

Government officials indicate that they have evidence to suggest that a future terrorist attack might be in the form of cyberterrorism. This might be characterized by the use of computers to cripple America's infrastructure with the intent of causing widespread chaos and financial damage. We believe Symantec
(SYMC) and

RELATIVE PERFORMANCE:
     FIRSTHAND E-COMMERCE FUND VS. MARKET INDICES
                      INCEPTION DATE SEP 30, 1999

[GRAPH]

    DATE                      TEFQX         NASDAQ          DJIA         S&P 500
    ----                      -----         ------          ----         -------
 9/30/1999                    10000          10000          10000         10000
10/31/1999                    10750          10804          10385         10633
11/30/1999                    12090          12153          10549         10849
12/31/1999                    14860          14828          11162         11488
 1/31/2000                    14310          14359          10627         10911
 2/29/2000                    17370          17117           9856         10705
 3/31/2000                    15340          16668          10642         11752
 4/30/2000                    12330          14074          10465         11398
 5/31/2000                    11200          12400          10280         11164
 6/30/2000                    14500          14463          10219         11440
 7/31/2000                    12210          13738          10298         11261
 8/31/2000                    13690          15343          11001         11960
 9/30/2000                    12220          13399          10461         11329
10/31/2000                     9720          12294          10782         11281
11/30/2000                     6450           9480          10259         10392
12/31/2000                     6675           9018          10635         10443
 1/31/2001                     6595          10122          10744         10813
 2/28/2001                     4229           7857          10380          9827
 3/31/2001                     3041           6722           9779          9204
 4/30/2001                     3605           7732          10636          9920
 5/31/2001                     3776           7713          10838          9986
 6/30/2001                     3766           7898          10437          9743
 7/31/2001                     3131           7409          10469          9647
 8/31/2001                     2739           6601           9926          9043
 9/30/2001                     2024           5481           8834          8313
10/31/2001                     2648           6182           9072          8472
11/30/2001                     3121           7063           9875          9122
12/31/2001                     3353           7138          10056          9202
 1/31/2002                     3172           7081           9965          9067
 2/28/2002                     2739           6341          10175          8892
 3/31/2002                     3081           6760          10484          9227
 4/30/2002                     2658           6186          10033          8668
 5/31/2002                     2547           5922          10040          8604
 6/30/2002                     2275           5365           9361          7991
 7/31/2002                     1843           4872           8859          7368
 8/31/2002                     1832           4824           8807          7416
 9/30/2002                     1581           4302           7728          6610
10/31/2002                     1994           4882           8566          7192
11/30/2002                     2346           5431           9101          7615
12/31/2002                     2094           4907           8546          7168

[LOGO] Firsthand(R)

FIRSTHAND E-COMMERCE FUND HOLDINGS BY INDUSTRY*

[GRAPH]

SOFTWARE                                 61.5%
INTERNET                                 14.0%
SERVICES                                 12.9%
COMMUNICATIONS                            5.9%
CONTAINERS/PACKAGING                      3.7%
NET CASH                                  1.7%
HEALTH CARE                               0.3%

 *BASED ON PERCENTAGE OF NET ASSETS AS OF DECEMBER 31, 2002.

Internet Security Systems (ISSX) are in a position to help thwart such terrorist attacks on our infrastructure and should stand to benefit from their existing government ties. In addition to having a strong antivirus product, we believe Symantec has strengthened its line of security products through several recent acquisitions. Internet Security Systems is primarily focused on intrusion detection and prevention, offering real-time protection against hackers by automatically detecting vulnerabilities and responding to network attacks.

In an ironic turn of events, some of the best-performing stocks during 2002 were the former Internet darlings of the late '90s that crashed hard in 2000 and 2001. These companies have proven that they have viable business models and survived the bursting of the now-infamous Internet bubble. Thus, in a departure from our investment philosophy of not investing in dot-coms, we have decided that certain Internet leaders deserve a place in the portfolio. We made our first investments in eBay (EBAY), Amazon.com (AMZN), and Yahoo! (YHOO) during 2002. We now acknowledge the fact that these companies, once considered speculative investments, have established themselves as Internet and e-commerce leaders.

We believe e-commerce remains a theme that has staying power, as proven by the record volume of online sales this past holiday season. However, e-commerce goes far beyond buying books and airline tickets online; it encompasses any business that wants to leverage the power of the Internet to increase its efficiency and productivity. This is why we believe the biggest opportunities for e-commerce still lay ahead.

                                                         2002 Annual Report | 13

FIRSTHAND GLOBAL TECHNOLOGY FUND

PERFORMANCE AND PORTFOLIO DISCUSSION
--------------------------------------------------------------------------------
Despite rising a healthy 19.21% during Q4, Firsthand Global Technology Fund (GTFQX) posted a 52.92% loss in 2002, versus a 31.26% decline for the Nasdaq Composite Index and a 41.38% loss for the Lipper Science and Technology Fund Index. For the six months ending December 31, 2002, Firsthand Global Technology Fund declined 24.84% as compared to 8.54% and 12.94% losses for the Nasdaq and the Lipper peer group benchmarks, respectively.

Over the past 12 months, most of the world's major stock markets followed the U.S. markets down as lackluster economic data gave foreign investors little confidence that the worst was over. The U.S. represents such a large percentage of the global economy that when our economy stumbles, it often has far-reaching effects. However, we believe that the converse will hold true and that once the economic picture in the U.S. begins to improve, foreign economies will follow. The economic slowdown had a major impact on global demand for technology goods and services, which resulted in significant declines for many of our technology stocks.

We remained heavily weighted in semiconductor stocks in 2002 because we believe we are near the bottom of the semiconductor cycle. During periods of economic expansion, semiconductors tend to outperform other areas of technology, and we believe this industry will be among the top-performing groups as a tech recovery gathers momentum. Indeed, toward the end of the year, chip stocks rallied strongly in response to positive economic data. Thus, despite the disappointing overall returns, we added to our holdings of semiconductor foundry stocks Taiwan Semiconductor (TSM) and United Microelectronics (UMC) during the year, believing the weakness in these stocks will be temporary.

In the past 12 months, we added companies to the portfolio that have broad exposure to consumer electronics. Europe's leading semiconductor manufacturer STMicroelectronics (STM) and Korean electronics manufacturer Samsung Electronics both supply chips for use in a broad range of high-growth consumer electronics products. These devices include set-top boxes, DVD players, digital cameras, and wireless devices, as well as various auto-

RELATIVE PERFORMANCE:
     FIRSTHAND GLOBAL TECHNOLOGY FUND VS. MARKET INDICES
                             INCEPTION DATE SEP 29, 2000

[GRAPH]

    DATE                      GTFQX         NASDAQ          DJIA         S&P 500
    ----                      -----         ------          ----         -------
 9/30/2000                    10000          10000          10000         10000
10/31/2000                     9890           9175          10307          9958
11/31/2000                     8890           7076           9808          9173
12/31/2000                     8782           6730          10166          9218
 1/31/2001                     9766           7555          10270          9545
 2/28/2001                     6925           5864           9923          8674
 3/31/2001                     5671           5017           9349          8125
 4/30/2001                     6584           5770          10168          8756
 5/31/2001                     6052           5756          10361          8815
 6/30/2001                     5520           5895           9978          8600
 7/31/2001                     5299           5530          10008          8516
 8/31/2001                     4697           4926           9489          7983
 9/30/2001                     3774           4091           8445          7338
10/31/2001                     4346           4614           8672          7478
11/30/2001                     4938           5272           9441          8052
12/31/2001                     5159           5328           9613          8122
 1/31/2002                     4968           5284           9526          8004
 2/28/2002                     4155           4732           9727          7849
 3/31/2002                     4958           5045          10023          8145
 4/30/2002                     4286           4617           9591          7651
 5/31/2002                     3894           4420           9598          7594
 6/30/2002                     3232           4004           8949          7053
 7/31/2002                     2780           3636           8469          6504
 8/31/2002                     2519           3600           8419          6546
 9/30/2002                     2037           3211           7387          5835
10/31/2002                     2268           3644           8188          6348
11/30/2002                     2901           4053           8700          6722
12/31/2002                     2429           3662           8170          6327

[LOGO] Firsthand(R)

FIRSTHAND GLOBAL TECHNOLOGY FUND HOLDINGS BY INDUSTRY*

[GRAPH]

NETWORKING                                0.1%
PHOTONICS                                 0.5%
PERIPHERALS                               2.0%
MEDIA                                     2.6%
COMMUNICATIONS                            3.7%
SEMI EQUIP                                4.8%
NET CASH                                  6.0%
SOFTWARE                                  7.8%
EDA                                      11.8%
SERVICES                                 19.0%
SEMICONDUCTORS                           19.3%
COMM EQUIP                               22.4%

*BASED ON PERCENTAGE OF NET ASSETS AS OF DECEMBER 31, 2002.

motive and industrial equipment. Samsung gained share in the cell phone market in 2002, thanks to the company's innovative line of leading-edge phones.

On the down side, UTStarcom (UTSI) lost approximately a third of its value despite increasing revenues from ongoing growth in telecommunications infrastructure spending in China. After enduring some painful losses, better relative opportunities led us to close positions in cell phone manufacturer Ericsson (ERICY), enterprise software vendor SAP (SAP), and Israeli Internet security company Check Point Software (CHKP).

After three grueling years for technology investors, we believe there are reasons to be upbeat. We view the fiscal and monetary stimulus efforts by several foreign central banks to be a step in the right direction. We believe lower interest rates should help drive corporate profits higher and in turn, stimulate capital investment for technology goods and services. Furthermore, deteriorating investor confidence has driven valuations down across the entire tech sector to unsustainable levels, in our opinion. We believe there are tremendous investment opportunities to be had when investor sentiment swings so far in one direction. This bearish sentiment has allowed us to take advantage of some outstanding values for a number of great companies, and we expect to be rewarded for our patience when the technology sector recovers.

                                                         2002 Annual Report | 15

                              FINANCIAL STATEMENTS

                                 as of 12/31/02








[LOGO] Firsthand(R)

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees
Firsthand Funds
San Jose, California

We have audited the accompanying statements of assets and liabilities of Firsthand Funds comprising, respectively, Firsthand Technology Value Fund, Firsthand Technology Leaders Fund, Firsthand Technology Innovators Fund, Firsthand e-Commerce Fund, and Firsthand Global Technology Fund, including the portfolios of investments as of December 31, 2002, and the related statements of operations for the year then ended, changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principals used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Firsthand Funds as of December 31, 2002, the results of their operations, the changes in their net assets, and the financial highlights for the periods referred to above, indicated thereon, in conformity with accounting principals generally accepted in the United States of America.

TAIT, WELLER & BAKER
Philadelphia, Pennsylvania
February 8, 2003

                                                         2002 Annual Report | 17

PORTFOLIO OF                                     FIRSTHAND TECHNOLOGY VALUE FUND
INVESTMENTS                                                    DECEMBER 31, 2002
--------------------------------------------------------------------------------
                                     non-income
                                     producing   %      shares         value
--------------------------------------------------------------------------------
COMMON STOCK                                   99.2%               $488,431,570
  (Cost $1,784,134,476)                                            ------------

  COMMUNICATIONS                                2.5%                 12,177,447
                                                                   ------------
    @Road, Inc.                           *              356,700      1,473,171
    Comcast Corp. - Special Class A       *               43,100        973,629
    Concurrent Computer Corp.             *              860,700      2,478,816
    General Motors Corp. - H              *               29,700        317,790
    Inet Technologies, Inc.               *               25,000        152,500
    Intrado, Inc.                         *              409,100      4,061,954
    Metro One Telecommunications, Inc.    *               96,500        622,425
    Raindance Communications, Inc.        *               98,000        316,540
    ViaSat, Inc.                          *              154,300      1,780,622

  COMMUNICATIONS EQUIPMENT                     17.2%                 84,765,427
                                                                   ------------
    Anaren, Inc. (1)                      *            1,611,900     14,184,720
    ARRIS Group, Inc.                     *              100,600        359,142
    CIENA Corp.                           *              645,200      3,316,328
    Global Locate, Inc. - A (2)           *            6,030,896      4,424,145
    Motorola, Inc.                                     1,999,000     17,291,350
    NHC Communications, Inc.              *              328,700        264,258
    Powerwave Technologies, Inc.          *              959,100      5,179,140
    Radia Communications, Inc. - B (2)    *            4,836,274      4,159,196
    REMEC, Inc.                           *              440,000      1,707,200
    SpectraLink Corp.                     *              180,000      1,292,400
    Stratex Networks, Inc. (1)            *            4,832,036     10,678,799
    Tekelec, Inc.                         *              875,800      9,152,110
    UTStarcom, Inc.                       *              643,300     12,756,639

  DEFENSE & AEROSPACE                          11.4%                 56,231,829
                                                                   ------------
    FLIR Systems, Inc.                    *              135,300      6,602,640
    Herley Industries, Inc.               *              372,400      6,482,739
    ITT Industries, Inc.                                  52,500      3,186,225
    L-3 Communications Holdings, Inc.     *               40,000      1,796,400
    Raytheon Co.                                       1,241,100     38,163,825

  ELECTRONIC DESIGN AUTOMATION                  4.3%                 20,942,639
                                                                   ------------
    Synopsys, Inc.                        *              453,795     20,942,639

                 see accompanying notes to financial statements

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
PORTFOLIO OF                                     FIRSTHAND TECHNOLOGY VALUE FUND
INVESTMENTS                                                    DECEMBER 31, 2002
--------------------------------------------------------------------------------
                                     non-income
(continued)                          producing   %      shares         value
--------------------------------------------------------------------------------
  HEALTH CARE                                   1.6%               $  8,057,015
                                                                   ------------
    Abgenix, Inc.                         *              345,000      2,542,650
    BioMarin Pharmaceutical, Inc.         *              625,300      4,408,365
    Medarex, Inc.                         *              280,000      1,106,000

  INTERNET                                      0.1%                    444,720
                                                                   ------------
    EarthLink, Inc.                       *               81,600        444,720

  NETWORKING                                    3.8%                 18,818,780
                                                                   ------------
    Caspian Networks, Inc. - AAA (2)      *            3,378,104      2,128,205
    Enterasys Networks, Inc.              *            4,418,200      6,892,392
    Extreme Networks, Inc.                *               12,695         41,513
    IP Unity, Inc. - C (2)                *            1,104,265      1,127,013
    McDATA Corp. - B                      *              514,700      3,618,341
    Polaris Networks, Inc. - A (2)        *              297,848        168,880
    Riverstone Networks, Inc.             *            2,284,168      4,842,436

  OTHER ELECTRONICS                             0.4%                  1,935,000
                                                                   ------------
    Centerpoint Broadband
    Technologies, Inc. - D (2)            *               19,290              0
    Three-Five Systems, Inc.              *              300,000      1,935,000

  PERIPHERALS                                   3.6%                 17,636,900
                                                                   ------------
    Electronics For Imaging, Inc.         *              200,000      3,252,200
    Read-Rite Corp.                       *            4,950,000      1,732,500
    Western Digital Corp.                 *            1,980,000     12,652,200

  PHOTONICS                                     2.8%                 13,975,999
                                                                   ------------
    Celox Networks, Inc. - A-1 (2)        *            1,000,000              0
    Celox Networks, Inc. -
      Common Stock (2)                    *              138,122              0
    Corning, Inc.                         *            3,050,000     10,095,500
    Finisar Corp.                         *              198,700        188,765
    Luminous Networks, Inc. - D (2)       *              868,710        204,360
    LuxN, Inc. - Common Stock (2)         *              362,757          8,069
    Maple Optical Systems, Inc. - A-1 (2) *           10,352,054      2,282,628
    Stratos Lightwave, Inc.               *              272,034      1,196,677

                 see accompanying notes to financial statements

                                                         2002 Annual Report | 19

PORTFOLIO OF                                     FIRSTHAND TECHNOLOGY VALUE FUND
INVESTMENTS                                                    DECEMBER 31, 2002
--------------------------------------------------------------------------------
                                     non-income
(continued)                          producing   %      shares         value
--------------------------------------------------------------------------------
  SEMICONDUCTORS                               29.9%               $147,316,595
                                                                   ------------
    Aeroflex, Inc.                        *            1,250,600      8,629,140
    ANADIGICS, Inc.                       *              520,000      1,341,600
    Applied Micro Circuits Corp.          *            2,899,900     10,700,631
    ARM Holdings Plc - ADR                *              600,000      1,518,000
    Celeritek, Inc.                       *              522,200      3,477,852
    Clarisay, Inc. - B (2)                *            2,605,306      1,013,204
    Clarisay, Inc. - C (2)                *            7,194,244      2,000,000
    Genesis Microchip, Inc.               *               97,500      1,272,375
    GlobespanVirata, Inc.                 *            1,346,300      5,937,183
    Kopin Corp.                           *              299,100      1,172,472
    Lexar Media, Inc.                     *            1,196,700      7,503,309
    Microtune, Inc.                       *              917,300      2,871,149
    PMC-Sierra, Inc.                      *            1,255,700      6,981,692
    SanDisk Corp.                         *            1,213,700     24,638,110
    Silicon Genesis Corp. - D (2)         *            2,117,521      7,999,994
    Skyworks Solutions, Inc.              *            1,118,300      9,639,746
    STMicroelectronics N.V. - ADR                        812,800     15,857,728
    TranSwitch Corp.                      *            3,693,000      2,544,477
    TriQuint Semiconductor, Inc.          *            2,332,400      9,889,376
    Virage Logic Corp.                    *              177,400      1,779,322
    Zoran Corp. (1)                       *            1,460,500     20,549,235

  SERVICES                                      2.5%                 12,073,960
                                                                   ------------
    Anteon International Corp.            *              120,900      2,901,600
    Genuity, Inc. - A                     *              457,600         41,184
    SunGard Data Systems, Inc.            *              340,000      8,010,400
    TeleCommunication Systems, Inc. - A   *              557,600      1,120,776

  SOFTWARE                                     19.1%                 94,055,259
                                                                   ------------
    Adobe Systems, Inc.                                  554,100     13,742,234
    Concord Communications, Inc. (1)      *            1,189,300     10,691,807
    Electronic Arts, Inc.                 *               55,000      2,737,350
    Hyperion Solutions Corp.              *              200,000      5,134,000
    Legato Systems, Inc.                  *            4,340,400     21,832,212
    NetScreen Technologies, Inc.          *               59,300        998,612
    Network Associates, Inc.              *              470,000      7,562,300
    PeopleSoft, Inc.                      *              177,300      3,244,590
    Websense, Inc.                        *              726,300     15,514,494
    Wind River Systems, Inc.              *            3,072,600     12,597,660

                 see accompanying notes to financial statements

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
PORTFOLIO OF                                     FIRSTHAND TECHNOLOGY VALUE FUND
INVESTMENTS                                                    DECEMBER 31, 2002
--------------------------------------------------------------------------------
                                     non-income
(continued)                          producing   %      shares         value
--------------------------------------------------------------------------------
WARRANTS                                        0.0%               $        794
  (Cost $0)                                                        ------------

  PHOTONICS                                     0.0%                          0
                                                                   ------------
    Celox Networks, Inc. - A-1 (2)        *              500,000              0

  SEMICONDUCTORS                                0.0%                        794
                                                                   ------------
    Silicon Genesis Corp. - D (2)         *               79,407            794

CASH EQUIVALENTS                                0.6%                  3,059,932
  (Cost $3,059,932)                                                ------------
    SSgA Prime Money Market Portfolio                  3,059,932      3,059,932

TOTAL INVESTMENT SECURITIES                    99.8%                491,492,296
  (Cost $1,787,194,408)

OTHER ASSETS IN EXCESS OF LIABILITIES           0.2%                  1,188,220
                                                                   ------------

NET ASSETS                                    100.0%               $492,680,516
                                                                   ============

(1)  Affiliated issuer.
(2)  Restricted security.
ADR  American Depositary Receipts.

                 see accompanying notes to financial statements

                                                         2002 Annual Report | 21

PORTFOLIO OF                                   FIRSTHAND TECHNOLOGY LEADERS FUND
INVESTMENTS                                                    DECEMBER 31, 2002
--------------------------------------------------------------------------------
                                     non-income
                                     producing   %      shares         value
--------------------------------------------------------------------------------
COMMON STOCK                                   98.4%               $103,345,491
  (Cost $238,007,557)                                              ------------

  COMMUNICATIONS                                3.4%                  3,594,351
                                                                   ------------
    AT&T Corp.                                            56,519      1,475,711
    Cox Communications, Inc. - A          *               74,600      2,118,640

  COMMUNICATIONS EQUIPMENT                      8.7%                  9,189,396
                                                                   ------------
    Nokia Corp. - ADR                                    202,200      3,134,100
    QUALCOMM, Inc.                        *              166,400      6,055,296

  COMPUTERS                                     2.8%                  2,937,250
                                                                   ------------
    International Business Machines Corp.                 37,900      2,937,250

  DEFENSE & AEROSPACE                           5.3%                  5,516,550
                                                                   ------------
    Raytheon Co.                                         179,400      5,516,550

  ELECTRONIC DESIGN AUTOMATION                  4.2%                  4,375,251
                                                                   ------------
    Synopsys, Inc.                        *               94,805      4,375,251

  INTERNET                                      8.8%                  9,201,400
                                                                   ------------
    AOL Time Warner, Inc.                 *              340,000      4,454,000
    eBay, Inc.                            *               70,000      4,747,400

  OTHER ELECTRONICS                             5.3%                  5,615,405
                                                                   ------------
    Agilent Technologies, Inc.            *              246,956      4,435,330
    Gemstar-TV Guide International, Inc.  *              363,100      1,180,075

  PERIPHERALS                                   2.7%                  2,841,592
                                                                   ------------
    EMC Corp.                             *              462,800      2,841,592

  PHOTONICS                                     1.9%                  2,019,762
                                                                   ------------
    Corning, Inc.                         *              610,200      2,019,762

  SEMICONDUCTOR EQUIPMENT                       5.3%                  5,603,910
                                                                   ------------
    Applied Materials, Inc.               *              138,800      1,808,564
    ASML Holding N.V.                     *              130,300      1,089,308
    KLA-Tencor Corp.                      *               44,800      1,584,576
    Teradyne, Inc.                        *               86,200      1,121,462

                 see accompanying notes to financial statements

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
PORTFOLIO OF                                   FIRSTHAND TECHNOLOGY LEADERS FUND
INVESTMENTS                                                    DECEMBER 31, 2002
--------------------------------------------------------------------------------
                                     non-income
(continued)                          producing   %      shares         value
--------------------------------------------------------------------------------
  SEMICONDUCTORS                               17.4%               $ 18,295,629
                                                                   ------------
    Altera Corp.                          *              411,900      5,082,846
    Flextronics International Ltd.        *              398,100      3,260,439
    Intel Corp.                                          210,900      3,283,713
    PMC-Sierra, Inc.                      *               43,655        242,722
    Texas Instruments, Inc.                              239,950      3,601,649
    Xilinx, Inc.                          *              137,100      2,824,260

  SERVICES                                     5.5%                   5,724,963
                                                                   ------------
    ChipPAC, Inc. - A                     *              361,380      1,282,899
    Taiwan Semiconductor
      Manufacturing Co. - ADR             *              630,080      4,442,064

  SOFTWARE                                     27.1%                 28,430,032
                                                                   ------------
    Adobe Systems, Inc.                                  237,400      5,887,757
    BEA Systems, Inc.                     *              338,980      3,888,101
    Electronic Arts, Inc.                 *               64,400      3,205,188
    Microsoft Corp.                       *               73,000      3,774,100
    Oracle Corp.                          *              520,000      5,616,000
    SAP AG - ADR                                          74,700      1,456,650
    Symantec Corp.                        *               58,600      2,373,886
    Wind River Systems, Inc.              *              543,500      2,228,350

  CASH EQUIVALENTS                             1.7%                   1,764,393
    (Cost $1,764,393)                                              ------------
      SSgA Prime Money Market Portfolio                1,764,393      1,764,393

  TOTAL INVESTMENT SECURITIES                 100.1%                105,109,884
    (Cost $239,771,950)

  LIABILITIES IN EXCESS OF OTHER ASSETS        (0.1)%                  (117,399)
                                                                   ------------

  NET ASSETS                                  100.0%               $104,992,485
                                                                   ============

ADR  American Depositary Receipts.

                 see accompanying notes to financial statements

                                                         2002 Annual Report | 23

PORTFOLIO OF                                FIRSTHAND TECHNOLOGY INNOVATORS FUND
INVESTMENTS                                                    DECEMBER 31, 2002
--------------------------------------------------------------------------------
                                     non-income
                                     producing   %      shares         value
--------------------------------------------------------------------------------
COMMON STOCK                                   99.3%               $ 62,195,312
  (Cost $169,807,756)                                              ------------

  COMMUNICATIONS                                0.5%                    310,176
                                                                   ------------
    Concurrent Computer Corp.             *              107,700        310,176

  COMMUNICATIONS EQUIPMENT                      8.6%                  5,386,046
                                                                   ------------
    Harmonic, Inc.                        *              300,000        690,000
    NHC Communications, Inc.              *              507,700        408,166
    Powerwave Technologies, Inc.          *              340,000      1,836,000
    Radia Communications, Inc. - B (2)    *              663,726        570,804
    SpectraLink Corp.                     *              176,700      1,268,706
    Tekelec, Inc.                         *               58,600        612,370

  ELECTRONIC DESIGN AUTOMATION                  8.5%                  5,323,509
                                                                   ------------
    Magma Design Automation, Inc.         *              273,495      2,620,082
    Nassda Corp.                          *              112,800      1,265,616
    Numerical Technologies, Inc.          *              310,000      1,072,600
    PDF Solutions, Inc.                   *               52,700        365,211

  NETWORKING                                    3.3%                  2,090,307
                                                                   ------------
    IP Unity, Inc. - C (2)                *            1,117,957      1,140,987
    Polaris Networks, Inc. - A (2)        *              702,152        398,120
    Riverstone Networks, Inc.             *              260,000        551,200

  OTHER ELECTRONICS                             3.1%                  1,933,245
                                                                   ------------
    ActivCard S.A.                        *              181,900      1,555,245
    Centerpoint Broadband
      Technologies, Inc. - D (2)          *               27,092              0
    Drexler Technology Corp.              *               30,000        378,000

  PHOTONICS                                     4.9%                  3,050,245
                                                                   ------------
    Cielo Communications, Inc. - C (2)    *              842,857              0
    Finisar Corp.                         *              586,500        557,175
    Luminous Networks, Inc. - D (2)       *            1,522,719        358,212
    LuxN, Inc. - Common Stock (2)         *              336,544          7,486
    Maple Optical Systems, Inc. - A-1 (2) *            9,647,945      2,127,372

                 see accompanying notes to financial statements

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
PORTFOLIO OF                                FIRSTHAND TECHNOLOGY INNOVATORS FUND
INVESTMENTS                                                    DECEMBER 31, 2002
--------------------------------------------------------------------------------
                                     non-income
(continued)                          producing   %      shares         value
--------------------------------------------------------------------------------
  SEMICONDUCTORS                               48.5%               $ 30,384,626
                                                                   ------------
    Aeroflex, Inc.                        *              414,100      2,857,290
    Artisan Components, Inc.              *               80,000      1,234,400
    Clarisay, Inc. - B (2)                *            2,861,519      1,112,845
    Genesis Microchip, Inc.               *              283,300      3,697,065
    GlobespanVirata, Inc.                 *              490,000      2,160,900
    Kopin Corp.                           *              763,500      2,992,920
    Lexar Media, Inc.                     *              377,800      2,368,806
    NuTool, Inc. - D (2)                  *              533,503      1,361,113
    O2 Micro International Ltd.           *               50,300        490,375
    OmniVision Technologies, Inc.         *              150,500      2,042,285
    SanDisk Corp.                         *              140,000      2,842,000
    Silicon Genesis Corp. - C (2)         *              466,670      2,179,815
    Virage Logic Corp.                    *              140,000      1,404,200
    Zoran Corp.                           *              258,750      3,640,612

  SERVICES                                     5.1%                   3,192,240
                                                                   ------------
    Innovian Corp. - C (2)                *            1,500,000      1,435,500
    TeleCommunication Systems, Inc. - A   *              874,000      1,756,740

  SOFTWARE                                    16.8%                  10,524,918
                                                                   ------------
    Concord Communications, Inc.          *              239,000      2,148,610
    Legato Systems, Inc.                  *              365,000      1,835,950
    NetScreen Technologies, Inc.          *              157,600      2,653,984
    Roxio, Inc.                           *               73,300        349,641
    Take-Two Interactive Software, Inc.   *               21,700        509,733
    Verint Systems, Inc.                  *              150,000      3,027,000

  CASH EQUIVALENTS                             0.2%                      86,438
    (Cost $86,438)                                                 ------------
      SSgA Prime Money Market Portfolio                   86,438         86,438

  TOTAL INVESTMENT SECURITIES                 99.5%                  62,281,750
    (Cost $169,894,194)

  OTHER ASSETS IN EXCESS OF LIABILITIES        0.5%                     339,673
                                                                   ------------

  NET ASSETS                                 100.0%                $ 62,621,423
                                                                   ============

(2) Restricted security.

                 see accompanying notes to financial statements

                                                         2002 Annual Report | 25

PORTFOLIO OF                                           FIRSTHAND E-COMMERCE FUND
INVESTMENTS                                                    DECEMBER 31, 2002
--------------------------------------------------------------------------------
                                     non-income
                                     producing   %      shares         value
--------------------------------------------------------------------------------
COMMON STOCK                                   98.3%               $ 50,940,757
  (Cost $73,153,882)                                               ------------

  COMMUNICATIONS                                5.9%                  3,058,123
                                                                   ------------
    @Road, Inc.                           *              185,500        766,115
    Raindance Communications, Inc.        *              709,600      2,292,008

  CONTAINERS/PACKAGING                          3.7%                  1,902,300
                                                                   ------------
    Sealed Air Corp.                      *               51,000      1,902,300

  HEALTH CARE                                   0.3%                    174,480
                                                                   ------------
    Drugstore.com, Inc.                   *               72,700        174,480

  INTERNET                                     14.0%                  7,235,736
                                                                   ------------
    Amazon.com, Inc.                      *               50,000        944,500
    AOL Time Warner, Inc.                 *              113,100      1,481,610
    EarthLink, Inc.                       *              160,000        872,000
    eBay, Inc.                            *               40,300      2,733,146
    FreeMarkets, Inc.                     *               70,000        450,730
    SonicWALL, Inc.                       *               50,000        181,500
    Yahoo! Inc.                           *               35,000        572,250

  SERVICES                                     12.9%                  6,701,446
                                                                   ------------
    Anteon International Corp.            *               11,700        280,800
    CACI International, Inc.              *               41,100      1,464,804
    Certegy, Inc.                         *               17,500        429,625
    CNET Networks, Inc.                   *              255,400        692,134
    Fair, Issac and Company, Inc.                         20,000        854,000
    PEC Solutions, Inc.                   *               65,400      1,955,460
    SkillSoft PLC - ADR                   *               71,022        195,311
    SunGard Data Systems, Inc.            *               35,200        829,312

  SOFTWARE                                     61.5%                 31,868,672
                                                                   ------------
    Adobe Systems, Inc.                                   85,100      2,110,565
    BEA Systems, Inc.                     *              133,100      1,526,657
    CheckFree Corp.                       *               80,000      1,280,080
    Concord EFS, Inc.                     *               94,500      1,487,430
    Digital Insight Corp.                 *               65,000        564,850
    Hyperion Solutions Corp.              *               43,100      1,106,377
    Internet Security Systems, Inc.       *               92,200      1,690,026
    Macromedia, Inc.                      *              170,000      1,810,500
    Manhattan Associates, Inc.            *               59,900      1,417,234

                 see accompanying notes to financial statements

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
PORTFOLIO OF                                           FIRSTHAND E-COMMERCE FUND
INVESTMENTS                                                    DECEMBER 31, 2002
--------------------------------------------------------------------------------
                                     non-income
(continued)                          producing   %      shares         value
--------------------------------------------------------------------------------
    Mercury Interactive Corp.             *               45,500   $  1,349,075
    Microsoft Corp.                       *               40,000      2,068,000
    NetIQ Corp.                           *               60,500        747,175
    NetScreen Technologies, Inc.          *              121,300      2,042,692
    Network Associates, Inc.              *               65,600      1,055,504
    PeopleSoft, Inc.                      *               12,700        232,410
    Precise Software Solutions Ltd.       *               68,600      1,132,586
    Rational Software Corp.               *              100,000      1,039,000
    Retalix Ltd.                          *               64,000        576,640
    Retek, Inc.                           *               62,800        170,816
    Saba Software, Inc.                   *              425,600        451,136
    Symantec Corp.                        *               49,200      1,993,092
    Vastera, Inc.                         *               43,500        245,818
    VeriSign, Inc.                        *               62,500        501,250
    Websense, Inc.                        *              246,700      5,269,759

  TOTAL INVESTMENT SECURITIES                  98.3%                 50,940,757
    (Cost $73,153,882)

  OTHER ASSETS IN EXCESS OF LIABILITIES         1.7%                    893,534
                                                                   ------------

  NET ASSETS                                  100.0%               $ 51,834,291
                                                                   ============

ADR  American Depositary Receipts.

                 see accompanying notes to financial statements

                                                         2002 Annual Report | 27

PORTFOLIO OF                                    FIRSTHAND GLOBAL TECHNOLOGY FUND
INVESTMENTS                                                    DECEMBER 31, 2002
--------------------------------------------------------------------------------
                                     non-income
                                     producing   %      shares         value
--------------------------------------------------------------------------------
COMMON STOCK                                   94.0%               $ 19,010,980
  (Cost $42,389,929)                                               ------------

  COMMUNICATIONS                                3.7%                    745,614
                                                                   ------------
    Liberty Media Corp. - A               *               83,402        745,614

  COMMUNICATIONS EQUIPMENT                     22.4%                  4,527,227
                                                                   ------------
    Alvarion Ltd.                         *              516,200        965,294
    Ceragon Networks Ltd.                 *              265,900        319,080
    NHC Communications, Inc.              *              163,600        131,526
    UTStarcom, Inc.                       *              156,900      3,111,327

  ELECTRONIC DESIGN AUTOMATION                 11.8%                  2,376,725
                                                                   ------------
    Synopsys, Inc.                        *               51,500      2,376,725

  MEDIA                                         2.6%                    525,000
                                                                   ------------
    The News Corp. Ltd.                                   20,000        525,000

  NETWORKING                                    0.1%                     21,255
                                                                   ------------
    Extreme Networks, Inc.                *                6,500         21,255

  PERIPHERALS                                   2.0%                    405,240
                                                                   ------------
    EMC Corp.                             *               66,000        405,240

  PHOTONICS                                     0.5%                     95,000
                                                                   ------------
    Finisar Corp.                         *              100,000         95,000

  SEMICONDUCTOR EQUIPMENT                       4.8%                    976,097
                                                                   ------------
    ASML Holding N.V.                     *              116,758        976,097

  SEMICONDUCTORS                               19.3%                  3,904,397
                                                                   ------------
    Aeroflex, Inc.                        *              140,900        972,210
    ARM Holdings Plc - ADR                *              162,400        410,872
    GlobespanVirata, Inc.                 *               49,400        217,854
    Kopin Corp.                           *              196,000        768,320
    Microchip Technology, Inc.                            24,800        606,360
    PMC-Sierra, Inc.                      *                9,000         50,040
    Samsung Electronics Co., Ltd. - GDR                    2,700        359,775
    STMicroelectronics N.V. - ADR                         26,600        518,966

                 see accompanying notes to financial statements

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
PORTFOLIO OF                                    FIRSTHAND GLOBAL TECHNOLOGY FUND
INVESTMENTS                                                    DECEMBER 31, 2002
--------------------------------------------------------------------------------
                                     non-income
(continued)                          producing   %      shares         value
--------------------------------------------------------------------------------
  SERVICES                                     19.0%               $  3,849,356
                                                                   ------------
    Amkor Technology, Inc.                *              205,500        978,180
    ChipPAC, Inc. - A                     *               72,200        256,310
    Taiwan Semiconductor
      Manufacturing Co. - ADR             *              189,706      1,337,427
    United Microelectronics Corp. - ADR   *              380,190      1,277,439

  SOFTWARE                                      7.8%                  1,585,069
                                                                   ------------
    Business Objects SA - ADR             *               25,000        375,000
    ILOG SA - ADR                         *               41,700        275,679
    Mercury Interactive Corp.             *               14,500        429,925
    Precise Software Solutions Ltd.       *               11,400        188,214
    Retalix Ltd.                          *               35,100        316,251

  CASH EQUIVALENTS                              4.0%                    809,309
    (Cost $809,309)                                                ------------
      SSgA Prime Money Market Portfolio                  809,309        809,309

  TOTAL INVESTMENT SECURITIES                  98.0%                 19,820,289
    (Cost $43,199,238)                                             ------------

  OTHER ASSETS IN EXCESS OF LIABILITIES         2.0%                    404,278
                                                                   ------------

  NET ASSETS                                  100.0%               $ 20,224,567
                                                                   ============

ADR  American Depositary Receipts.
GDR  Global Depositary Receipts.

                 see accompanying notes to financial statements

                                                         2002 Annual Report | 29

STATEMENTS OF ASSETS AND LIABILITIES

                                                               DECEMBER 31, 2002

                                              FIRSTHAND          FIRSTHAND          FIRSTHAND
                                              TECHNOLOGY         TECHNOLOGY         TECHNOLOGY
                                                VALUE             LEADERS           INNOVATORS
                                                 FUND               FUND               FUND
=================================================================================================
ASSETS
Investment securities:
  At acquisition cost                       $ 1,787,194,408    $   239,771,950    $   169,894,194
                                            =====================================================
  At market value (Note 2)                  $   491,492,296    $   105,109,884    $    62,281,750
Cash                                                  6,551              4,136              1,211
Receivable for capital shares sold                  302,173             88,285             18,202
Receivable for securities sold                    3,703,537          2,320,653            702,527
Receivables from dividends and interest             371,895             59,117              5,576
Deferred trustee compensation (Note 6)               40,214             20,107             20,107
                                            -----------------------------------------------------
  TOTAL ASSETS                                  495,916,666        107,602,182         63,029,373
                                            -----------------------------------------------------
LIABILITIES
Payable for capital shares redeemed               1,724,685            282,985            210,050
Payable for securities purchased                    585,056          2,120,253             64,671
Payable to affiliates (Note 4)                      886,195            186,352            113,122
Payable for trustee compensation (Note 6)            40,214             20,107             20,107
Payable to custodian                                     --                 --                 --
                                            -----------------------------------------------------
  TOTAL LIABILITIES                               3,236,150          2,609,697            407,950
                                            -----------------------------------------------------
NET ASSETS                                  $   492,680,516    $   104,992,485    $    62,621,423
                                            =====================================================
Net assets consist of:
  Paid-in-capital                           $ 3,638,947,366    $   507,401,477    $   465,161,956
  Accumulated net realized losses
    from security transactions               (1,850,564,738)      (267,746,926)      (294,928,089)
  Net unrealized depreciation
    on investments                           (1,295,702,112)      (134,662,066)      (107,612,444)
                                            -----------------------------------------------------
NET ASSETS                                  $   492,680,516    $   104,992,485    $    62,621,423
                                            =====================================================
INVESTOR CLASS:
Net assets                                  $   492,680,436    $   104,992,485    $    62,621,423
                                            =====================================================
Shares of beneficial interest
  outstanding (unlimited number of
  shares authorized, no par value)               27,239,559          9,860,569          8,444,323
                                            =====================================================
Net asset value, redemption price
  and offering price per share (Note 2)     $         18.09    $         10.65    $          7.42
                                            =====================================================
ADVISOR CLASS:
Net assets                                  $         80.39    $            --    $            --
                                            =====================================================
Shares of beneficial interest
  outstanding (unlimited number of
  shares authorized, no par value)                    4.486                 --                 --
                                            =====================================================
Net asset value, redemption price
  and offering price per share (Note 2)     $         17.92    $            --    $            --
                                            =====================================================

                 see accompanying notes to financial statements

[LOGO] Firsthand(R)

                                                               DECEMBER 31, 2002

                                                                   FIRSTHAND
                                                FIRSTHAND            GLOBAL
                                               E-COMMERCE          TECHNOLOGY
                                                  FUND                FUND
================================================================================
ASSETS
Investment securities:
  At acquisition cost                        $    73,153,882    $    43,199,238
                                             ==================================
  At market value (Note 2)                   $    50,940,757    $    19,820,289
Cash                                                      --            530,692
Receivable for capital shares sold                     6,810             12,244
Receivable for securities sold                     1,437,335                 --
Receivables from dividends and interest                6,809              2,141
Deferred trustee compensation (Note 6)                20,107             13,054
                                             ----------------------------------
  TOTAL ASSETS                                    52,411,818         20,378,420
                                             ----------------------------------
LIABILITIES
Payable for capital shares redeemed                  149,855            105,521
Payable for securities purchased                       6,064                 --
Payable to affiliates (Note 4)                        91,756             35,278
Payable for trustee compensation (Note 6)             20,107             13,054
Payable to custodian                                 309,745                 --
                                             ----------------------------------
  TOTAL LIABILITIES                                  577,527            153,853
                                             ----------------------------------
NET ASSETS                                   $    51,834,291    $    20,224,567
                                             ==================================
Net assets consist of:
  Paid-in-capital                            $   483,271,128    $   114,223,836
  Accumulated net realized losses
    from security transactions                  (409,223,712)       (70,620,320)
  Net unrealized depreciation
    on investments                               (22,213,125)       (23,378,949)
                                             ----------------------------------
NET ASSETS                                   $    51,834,291    $    20,224,567
                                             ==================================
INVESTOR CLASS:
Net assets                                   $    51,834,291    $    20,224,567
                                             ==================================
Shares of beneficial interest
  outstanding (unlimited number of
  shares authorized, no par value)                24,972,843          8,341,354
                                             ==================================
Net asset value, redemption price
  and offering price per share (Note 2)      $          2.08    $          2.42
                                             ==================================
ADVISOR CLASS:
Net assets                                   $            --    $            --
                                             ==================================
Shares of beneficial interest
  outstanding (unlimited number of
  shares authorized, no par value)                        --                 --
                                             ==================================
Net asset value, redemption price
  and offering price per share (Note 2)      $            --    $            --
                                             ==================================

                 see accompanying notes to financial statements

                                                         2002 Annual Report | 31

STATEMENT OF OPERATIONS

                                            FOR THE YEAR ENDED DECEMBER 31, 2002

                                                FIRSTHAND          FIRSTHAND         FIRSTHAND
                                               TECHNOLOGY         TECHNOLOGY         TECHNOLOGY
                                                  VALUE             LEADERS          INNOVATORS
                                                  FUND                FUND              FUND
==================================================================================================
INVESTMENT INCOME
  Interest                                   $       263,802    $       111,024    $        70,212
  Dividends*                                       1,979,579            331,993              4,176
  Other income (A)                                   356,148             61,827            221,708
                                             -----------------------------------------------------
    TOTAL INVESTMENT INCOME                        2,599,529            504,844            296,096
                                             -----------------------------------------------------

EXPENSES
  Investment advisory fees (Note 4)               11,941,935          2,392,864          1,551,531
  Administrative fees (Note 4)                     3,092,564            713,123            465,169
  Distribution fees-Advisor Class (Note 4)                 1                 --                 --
                                             -----------------------------------------------------
    TOTAL EXPENSES                                15,034,500          3,105,987          2,016,700
                                             -----------------------------------------------------

NET INVESTMENT LOSS                              (12,434,971)        (2,601,143)        (1,720,604)
                                             -----------------------------------------------------
REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
  Net realized gains (losses) from:
    Security transactions and
      foreign currency                          (698,493,252)       (92,835,353)       (80,182,342)
    Written options                                       --                 --            146,898
  Net change in unrealized
    depreciation on investments                  (45,529,784)        (1,696,371)       (21,532,983)
                                             -----------------------------------------------------
NET REALIZED AND UNREALIZED
  LOSSES ON INVESTMENTS                         (744,023,036)       (94,531,724)      (101,568,427)
                                             -----------------------------------------------------
NET DECREASE IN NET
  ASSETS FROM OPERATIONS                     $  (756,458,007)   $   (97,132,867)   $  (103,289,031)
                                             =====================================================

* Net of foreign tax withholding             $            --    $        26,217    $            --
                                             =====================================================

(A)  Other income includes compensation received for securities loaned.

                 see accompanying notes to financial statements

[LOGO] Firsthand(R)

                                            FOR THE YEAR ENDED DECEMBER 31, 2002

                                                                  FIRSTHAND
                                                FIRSTHAND           GLOBAL
                                               E-COMMERCE         TECHNOLOGY
                                                  FUND               FUND
================================================================================
INVESTMENT INCOME
  Interest                                   $        55,603    $        21,803
  Dividends*                                          17,831             16,042
  Other income (A)                                    99,226             33,583
                                             ----------------------------------
    TOTAL INVESTMENT INCOME                          172,660             71,428
                                             ----------------------------------
EXPENSES
  Investment advisory fees (Note 4)                  991,843            490,764
  Administrative fees (Note 4)                       297,553            147,229
  Distribution fees-Advisor Class (Note 4)                --                 --
                                             ----------------------------------
    TOTAL EXPENSES                                 1,289,396            637,993
                                             ----------------------------------
NET INVESTMENT LOSS                               (1,116,736)          (566,565)
                                             ----------------------------------
REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
  Net realized losses from:
    Security transactions and
      foreign currency                           (86,992,138)       (19,266,630)
    Written options                                       --                 --
  Net change in unrealized appreciation
    (depreciation) on investments                 51,666,318         (6,065,442)
                                             ----------------------------------
NET REALIZED AND UNREALIZED
  LOSSES ON INVESTMENTS                          (35,325,820)       (25,332,072)
                                             ----------------------------------
NET DECREASE IN NET
  ASSETS FROM OPERATIONS                     $   (36,442,556)   $   (25,898,637)
                                             ==================================

* Net of foreign tax withholding             $            --    $         2,753
                                             ==================================

(A)  Other income includes compensation received for securities loaned.

                 see accompanying notes to financial statements

                                                         2002 Annual Report | 33

STATEMENTS OF CHANGES IN NET ASSETS

                    FOR THE YEARS ENDED DECEMBER 31, 2002, AND DECEMBER 31, 2001

                                                         FIRSTHAND TECHNOLOGY VALUE FUND
                                                      -------------------------------------
                                                             Year                 Year
                                                            Ended                Ended
                                                          12/31/02             12/31/01
===========================================================================================
FROM OPERATIONS:
  Net investment loss                                 $   (12,434,971)      $   (22,921,321)
  Net realized losses from security transactions
    and foreign currency                                 (698,493,252)       (1,129,943,990)
  Net change in unrealized depreciation on
    investments                                           (45,529,784)         (252,434,978)
                                                      -------------------------------------
  Net decrease in net assets from operations             (756,458,007)       (1,405,300,289)
                                                      -------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                       --                    --
  From net realized gains                                          --           (13,701,143)
  In excess of net realized gains                                  --                    --
                                                      -------------------------------------
  Decrease in net assets from
    distributions to shareholders                                  --           (13,701,143)
                                                      -------------------------------------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                                88,398,134 (B)       674,483,205
  Proceeds received in merger                              24,246,552 (B)                --
  Net asset value of shares issued in
    reinvestment of distributions to shareholders                  --            13,385,838
  Payments for shares redeemed (A)                       (313,374,778)(B)      (849,768,278)
                                                      -------------------------------------
  Net decrease in net assets from capital share
    transactions                                         (200,730,092)         (161,899,235)
                                                      -------------------------------------
TOTAL DECREASE IN NET ASSETS                             (957,188,099)       (1,580,900,667)

NET ASSETS:
  Beginning of year                                     1,449,868,615         3,030,769,282
                                                      -------------------------------------
  End of year                                         $   492,680,516       $ 1,449,868,615
                                                      =====================================
CAPITAL SHARE ACTIVITY:
  Shares sold                                               3,332,459 (B)        11,804,972
  Shares issued in exchange for proceeds
    received in merger                                      1,328,422 (B)                --
  Shares issued in reinvestment of distributions to
    shareholders                                                   --               318,313
  Shares redeemed                                         (12,570,647)(B)       (17,748,788)
                                                      -------------------------------------
  Net decrease in shares outstanding                       (7,909,766)           (5,625,503)
  Shares outstanding, beginning of year                    35,149,329            40,774,832
                                                      -------------------------------------
  Shares outstanding, end of year                          27,239,563            35,149,329
                                                      =====================================

(A)  Net of redemption fees of $615,400 and $4,285,905, respectively.
(B)  See Note 5 of notes to financial statements.

                 see accompanying notes to financial statements

[LOGO] Firsthand(R)

                    FOR THE YEARS ENDED DECEMBER 31, 2002, AND DECEMBER 31, 2001

                                                      FIRSTHAND TECHNOLOGY LEADERS FUND
                                                      ----------------------------------
                                                           Year               Year
                                                          Ended              Ended
                                                         12/31/02           12/31/01
========================================================================================
FROM OPERATIONS:
  Net investment loss                                 $    (2,601,143)   $    (5,229,034)
  Net realized losses from security transactions
    and foreign currency                                  (92,835,353)      (137,467,049)
  Net change in unrealized depreciation
    on investments                                         (1,696,371)       (85,118,190)
                                                      ----------------------------------
  Net decrease in net assets from operations              (97,132,867)      (227,814,273)
                                                      ----------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                       --                 --
  From net realized gains                                          --                 --
  In excess of net realized gains                                  --                 --
                                                      ----------------------------------
  Decrease in net assets from
    distributions to shareholders                                  --                 --
                                                      ----------------------------------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                                16,238,727        101,269,392
  Proceeds received in merger                                      --                 --
  Net asset value of shares issued in
    reinvestment of distributions to shareholders                  --                 --
  Payments for shares redeemed (A)                        (55,395,843)      (149,404,004)
                                                      ----------------------------------
  Net decrease in net assets from capital share
    transactions                                          (39,157,116)       (48,134,612)
                                                      ----------------------------------

TOTAL DECREASE IN NET ASSETS                             (136,289,983)      (275,948,885)

NET ASSETS:
  Beginning of year                                       241,282,468        517,231,353
                                                      ----------------------------------
  End of year                                         $   104,992,485    $   241,282,468
                                                      ==================================
CAPITAL SHARE ACTIVITY:
  Shares sold                                               1,098,447          4,009,906
  Shares issued in exchange for proceeds
    received in merger                                             --                 --
  Shares issued in reinvestment of distributions to
    shareholders                                                   --                 --
  Shares redeemed                                          (4,032,596)        (6,498,090)
                                                      ----------------------------------
  Net decrease in shares outstanding                       (2,934,149)        (2,488,184)
  Shares outstanding, beginning of year                    12,794,718         15,282,902
                                                      ----------------------------------
  Shares outstanding, end of year                           9,860,569         12,794,718
                                                      ==================================

(A)  Net of redemption fees of $123,058 and $701,125, respectively.

                 see accompanying notes to financial statements

                                                         2002 Annual Report | 35

                    FOR THE YEARS ENDED DECEMBER 31, 2002, AND DECEMBER 31, 2001

                                                           FIRSTHAND TECHNOLOGY
                                                              INNOVATORS FUND
                                                    ----------------------------------
                                                          Year               Year
                                                         Ended              Ended
                                                        12/31/02           12/31/01
======================================================================================
FROM OPERATIONS:
  Net investment loss                               $    (1,720,604)   $    (2,964,395)
  Net realized losses from security transactions
    and foreign currency                                (80,035,444)      (172,637,566)
  Net change in unrealized
    appreciation (depreciation) on investments          (21,532,983)        79,969,140
                                                    ----------------------------------
  Net decrease in net assets from operations           (103,289,031)       (95,632,821)
                                                    ----------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                     --                 --
  From net realized gains                                        --                 --
  In excess of net realized gains                                --                 --
                                                    ----------------------------------
  Decrease in net assets from
    distributions to shareholders                                --                 --
                                                    ----------------------------------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                              18,389,409         95,002,548
  Net asset value of shares issued in
    reinvestment of distributions to shareholders                --                 --
  Payments for shares redeemed (A)                      (57,421,917)       (94,865,293)
                                                    ----------------------------------
  Net increase (decrease) in net assets from
    capital share transactions                          (39,032,508)           137,255
                                                    ----------------------------------

TOTAL DECREASE IN NET ASSETS                           (142,321,539)       (95,495,566)

NET ASSETS:
  Beginning of year                                     204,942,962        300,438,528
                                                    ----------------------------------
  End of year                                       $    62,621,423    $   204,942,962
                                                    ==================================
CAPITAL SHARE ACTIVITY:
  Shares sold                                             1,677,517          5,557,602
  Shares issued in reinvestment of
    distributions to shareholders                                --                 --
  Shares redeemed                                        (5,731,525)        (6,048,361)
                                                    ----------------------------------
  Net decrease in shares outstanding                     (4,054,008)          (490,759)
  Shares outstanding, beginning of year                  12,498,331         12,989,090
                                                    ----------------------------------
 Shares outstanding, end of year                          8,444,323         12,498,331
                                                    ==================================

(A)  Net of redemption fees of $223,848 and $300,262, respectively.

                 see accompanying notes to financial statements

[LOGO] Firsthand(R)

                    FOR THE YEARS ENDED DECEMBER 31, 2002, AND DECEMBER 31, 2001

                                                                FIRSTHAND
                                                             E-COMMERCE FUND
                                                    ----------------------------------
                                                          Year               Year
                                                         Ended              Ended
                                                        12/31/02           12/31/01
======================================================================================
FROM OPERATIONS:
  Net investment loss                               $    (1,116,736)   $    (1,283,323)
  Net realized losses from security transactions
    and foreign currency                                (86,992,138)      (282,857,197)
  Net change in unrealized
    appreciation on investments                          51,666,318        177,334,260
                                                    ----------------------------------
  Net decrease in net assets from operations            (36,442,556)      (106,806,260)
                                                    ----------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                     --                 --
  From net realized gains                                        --                 --
  In excess of net realized gains                                --                 --
                                                    ----------------------------------
  Decrease in net assets from
    distributions to shareholders                                --                 --
                                                    ----------------------------------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                               5,580,001         23,843,608
  Net asset value of shares issued in
    reinvestment of distributions to shareholders                --                 --
  Payments for shares redeemed (A)                      (16,762,275)       (34,124,525)
                                                    ----------------------------------
  Net decrease in net assets from
    capital share transactions                          (11,182,274)       (10,280,917)
                                                    ----------------------------------

TOTAL DECREASE IN NET ASSETS                            (47,624,830)      (117,087,177)

NET ASSETS:
  Beginning of year                                      99,459,121        216,546,298
                                                    ----------------------------------
  End of year                                       $    51,834,291    $    99,459,121
                                                    ==================================
CAPITAL SHARE ACTIVITY:
  Shares sold                                             2,277,890          6,484,045
  Shares issued in reinvestment of
    distributions to shareholders                                --                 --
  Shares redeemed                                        (7,140,442)        (9,314,135)
                                                    ----------------------------------
  Net decrease in shares outstanding                     (4,862,552)        (2,830,090)
  Shares outstanding, beginning of year                  29,835,395         32,665,485
                                                    ----------------------------------
  Shares outstanding, end of year                        24,972,843         29,835,395
                                                    ==================================

(A)  Net of redemption fees of $63,730 and $99,035, respectively.

                 see accompanying notes to financial statements

                                                         2002 Annual Report | 37

                    FOR THE YEARS ENDED DECEMBER 31, 2002, AND DECEMBER 31, 2001

                                                       FIRSTHAND GLOBAL TECHNOLOGY FUND
                                                      ----------------------------------
                                                            Year               Year
                                                           Ended              Ended
                                                          12/31/02           12/31/01
========================================================================================
FROM OPERATIONS:
  Net investment loss                                 $      (566,565)   $      (703,923)
  Net realized losses from security transactions
    and foreign currency                                  (19,266,630)       (51,356,008)
  Net change in unrealized
    appreciation (depreciation) on investments             (6,065,442)         1,053,685
                                                      ----------------------------------
  Net decrease in net assets from operations              (25,898,637)       (51,006,246)
                                                      ----------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                       --                 --
  From net realized gains                                          --                 --
  In excess of net realized gains                                  --                 --
                                                      ----------------------------------
  Decrease in net assets from
    distributions to shareholders                                  --                 --
                                                      ----------------------------------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                                 5,167,632         21,391,878
  Net asset value of shares issued in
    reinvestment of distributions to shareholders                  --                 --
  Payments for shares redeemed (A)                        (12,025,243)       (42,694,824)
                                                      ----------------------------------
  Net decrease in net assets from
    capital share transactions                             (6,857,611)       (21,302,946)
                                                      ----------------------------------

TOTAL DECREASE IN NET ASSETS                              (32,756,248)       (72,309,192)

NET ASSETS:
  Beginning of year                                        52,980,815        125,290,007
                                                      ----------------------------------
  End of year                                         $    20,224,567    $    52,980,815
                                                      ==================================
CAPITAL SHARE ACTIVITY:
  Shares sold                                               1,516,675          3,381,949
  Shares issued in reinvestment of distributions to
    shareholders                                                   --                 --
  Shares redeemed                                          (3,481,536)        (7,401,585)
                                                      ----------------------------------
  Net decrease in shares outstanding                       (1,964,861)        (4,019,636)
  Shares outstanding, beginning of year                    10,306,215         14,325,851
                                                      ----------------------------------
  Shares outstanding, end of year                           8,341,354         10,306,215
                                                      ==================================

(A)  Net of redemption fees of $31,274 and $405,650, respectively.

                 see accompanying notes to financial statements

[LOGO] Firsthand(R)

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                                                         2002 Annual Report | 39

FINANCIAL HIGHLIGHTS - FIRSTHAND TECHNOLOGY VALUE FUND*

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                       Year          Year          Year          Year          Year
                                                      Ended         Ended         Ended         Ended         Ended
                                                     12/31/02      12/31/01      12/31/00      12/31/99      12/31/98
======================================================================================================================
Net asset value at beginning of year                 $   41.25     $   74.33     $   90.52     $   32.24     $   26.06
                                                     -----------------------------------------------------------------
Income from investment operations:
  Net investment loss                                    (0.46)        (0.65)        (1.14)        (0.35)        (0.59)
  Net realized and unrealized gains (losses)
    on investments                                      (22.72)       (32.16)        (7.29)        61.36          6.77
                                                     -----------------------------------------------------------------
Total from investment operations                        (23.18)       (32.81)        (8.43)        61.01          6.18
                                                     -----------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      --            --            --            --            --
  Distributions from net realized gains                     --         (0.38)        (7.86)        (2.71)           --
  Distributions in excess of net realized gains             --            --            --         (0.02)           --
                                                     -----------------------------------------------------------------
Total distributions                                         --         (0.38)        (7.86)        (2.73)           --
                                                     -----------------------------------------------------------------

Paid-in capital from redemption fees (Note 2)             0.02          0.11          0.10            --            --
                                                     -----------------------------------------------------------------
Net asset value at end of year                       $   18.09     $   41.25     $   74.33     $   90.52     $   32.24
                                                     =================================================================
Total return                                            (56.15%)      (44.00%)       (9.97%)      190.40%        23.71%
                                                     =================================================================
Net assets at end of year (millions)                 $   492.7     $ 1,449.9     $ 3,030.8     $ 1,355.6     $   178.1
                                                     =================================================================
Ratio of expenses to average net assets                   1.89%         1.84%         1.83%         1.91%         1.95%

Ratio of net investment loss to average net assets       (1.56%)       (1.20%)       (1.29%)       (1.27%)       (1.80%)

Portfolio turnover rate                                     44%           57%           59%           41%          126%

* Investor Class Shares

                 see accompanying notes to financial statements

[LOGO] Firsthand(R)

FINANCIAL HIGHLIGHTS - FIRSTHAND TECHNOLOGY LEADERS FUND

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                       Year        Year        Year        Year        Year
                                                      Ended       Ended       Ended       Ended       Ended
                                                     12/31/02    12/31/01    12/31/00    12/31/99    12/31/98
=============================================================================================================
Net asset value at beginning of year                 $ 18.86     $ 33.84     $ 44.68     $ 17.94     $ 10.07
                                                     -------------------------------------------------------
Income from investment operations:
  Net investment loss                                  (0.26)      (0.41)      (0.67)      (0.17)      (0.09)
  Net realized and unrealized gains (losses)
    on investments                                     (7.96)     (14.62)     (10.19)      27.40        7.96
                                                     -------------------------------------------------------
Total from investment operations                       (8.22)     (15.03)     (10.86)      27.23        7.87
                                                     -------------------------------------------------------
Less distributions:
  Dividends from net investment income                    --          --          --          --          --
  Distributions from net realized gains                   --          --       (0.01)      (0.49)         --
  Distributions in excess of net realized gains           --          --          --          --          --
                                                     -------------------------------------------------------
Total distributions                                       --          --       (0.01)      (0.49)         --
                                                     -------------------------------------------------------

Paid-in capital from redemption fees (Note 2)           0.01        0.05        0.03          --          --
                                                     -------------------------------------------------------
Net asset value at end of year                       $ 10.65     $ 18.86     $ 33.84     $ 44.68     $ 17.94
                                                     =======================================================
Total return                                          (43.53%)    (44.27%)    (24.23%)    152.58%      78.15%
                                                     =======================================================
Net assets at end of year (millions)                 $ 105.0     $ 241.3     $ 517.2     $ 395.6     $  42.8
                                                     =======================================================
Ratio of expenses to average net assets                 1.95%       1.93%       1.90%       1.94%       1.94%

Ratio of net investment loss to average net assets     (1.63%)     (1.54%)     (1.44%)     (1.27%)     (1.03%)

Portfolio turnover rate                                   46%         44%         35%         16%        105%

                 see accompanying notes to financial statements

                                                         2002 Annual Report | 41

FINANCIAL HIGHLIGHTS - FIRSTHAND TECHNOLOGY INNOVATORS FUND

SELECTED  PER SHARE  DATA AND  RATIOS FOR A SHARE  OUTSTANDING  THROUGHOUT  EACH
PERIOD

                                                Year        Year        Year        Year       Period
                                               Ended       Ended       Ended       Ended       Ended
                                              12/31/02    12/31/01    12/31/00    12/31/99   12/31/98(A)
========================================================================================================
Net asset value at beginning of period         $ 16.40     $ 23.13     $ 49.36     $ 16.01     $ 10.00
                                               -------------------------------------------------------
Income from investment operations:
  Net investment loss                            (0.20)      (0.24)      (0.85)      (0.06)      (0.01)
  Net realized and unrealized
    gains (losses)
    on investments                               (8.80)      (6.51)     (16.84)      33.98        6.02
                                               -------------------------------------------------------
Total from investment operations                 (9.00)      (6.75)     (17.69)      33.92        6.01
                                               -------------------------------------------------------

Less distributions:
  Dividends from net investment income              --          --          --          --          --
  Distributions from net realized gains             --          --       (8.55)      (0.57)         --
  Distributions in excess of net
    realized gains                                  --          --          --          --          --
                                               -------------------------------------------------------
Total distributions                                 --          --       (8.55)      (0.57)         --
                                               -------------------------------------------------------

Paid-in capital from redemption
  fees (Note 2)                                   0.02        0.02        0.01          --          --
                                               -------------------------------------------------------
Net asset value at end of period               $  7.42     $ 16.40     $ 23.13     $ 49.36     $ 16.01
                                               =======================================================
Total return                                    (54.76%)    (29.10%)    (37.94%)    212.34%      60.10%(B)
                                               =======================================================
Net assets at end of period (millions)         $  62.6     $ 204.9     $ 300.4     $ 603.9     $   6.5
                                               =======================================================
Ratio of expenses to average net assets           1.95%       1.94%       1.90%       1.93%       1.92%(C)

Ratio of net investment loss to average
  net assets                                     (1.66%)     (1.43%)     (1.51%)     (0.59%)     (0.59%)(C)

Portfolio turnover rate                             53%         63%         89%         44%        188%

(A) Represents the period from the commencement of operations (May 20, 1998) through December 31, 1998.
(B)  Not annualized.
(C)  Annualized.

                 see accompanying notes to financial statements

[LOGO] Firsthand(R)

FINANCIAL HIGHLIGHTS - FIRSTHAND E-COMMERCE FUND

SELECTED  PER SHARE  DATA AND  RATIOS FOR A SHARE  OUTSTANDING  THROUGHOUT  EACH
PERIOD

                                                Year          Year          Year        Period
                                               Ended         Ended         Ended        Ended
                                              12/31/02      12/31/01      12/31/00   12/31/99(A)
================================================================================================
Net asset value at beginning of period         $  3.33       $  6.63       $ 14.86     $ 10.00
                                               -----------------------------------------------
Income from investment operations:
  Net investment income (loss)                   (0.04)        (0.04)        (0.21)    0.00 (B)
  Net realized and unrealized
    gains (losses)
    on investments                               (1.21)        (3.26)        (7.99)       4.86
                                               -----------------------------------------------
Total from investment operations                 (1.25)        (3.30)        (8.20)       4.86
                                               -----------------------------------------------
Less distributions:
  Dividends from net investment income              --            --         (0.00) (B)     --
  Distributions from net realized gains             --            --         (0.05)         --
  Distributions in excess of net
    realized gains                                  --            --            --          --
                                               -----------------------------------------------
Total distributions                                 --            --         (0.05)         --
                                               -----------------------------------------------

Paid-in capital from redemption
  fees (Note 2)                                   0.00(B)       0.00(B)       0.02          --
                                               -----------------------------------------------
Net asset value at end of period               $  2.08       $  3.33       $  6.63     $ 14.86
                                               ===============================================

Total return                                    (37.54%)      (49.77%)      (55.08%)     48.60%(C)
                                               ===============================================
Net assets at end of period (millions)         $  51.8       $  99.5       $ 216.5     $ 298.7
                                               ===============================================
Ratio of expenses to average net assets           1.95%         1.95%         1.92%       1.95%(D)

Ratio of net investment income (loss)
  to average net assets                          (1.69%)       (1.13%)       (1.44%)      0.05%(D)

Portfolio turnover rate                             61%           67%           73%          0%

(A) Represents the period from the commencement of operations (September 30, 1999) through December 31, 1999.
(B)  Amount is less than $0.01.
(C)  Not annualized.
(D)  Annualized.

                 see accompanying notes to financial statements

                                                         2002 Annual Report | 43

FINANCIAL HIGHLIGHTS - FIRSTHAND GLOBAL TECHNOLOGY FUND

SELECTED  PER SHARE  DATA AND  RATIOS FOR A SHARE  OUTSTANDING  THROUGHOUT  EACH
PERIOD

                                             Year         Year      Period
                                            Ended        Ended      Ended
                                           12/31/02     12/31/01  12/31/00(A)
================================================================================
Net asset value at beginning of period      $  5.14      $  8.75    $ 10.00
                                            -------------------------------
Income from investment operations:
  Net investment income (loss)                (0.07)       (0.07)      0.04
  Net realized and unrealized losses
    on investments                            (2.65)       (3.57)     (1.28)
                                            -------------------------------
Total from investment operations              (2.72)       (3.64)     (1.24)
                                            -------------------------------
Less distributions:
  Dividends from net investment income           --           --      (0.03)
  Distributions from net realized gains          --           --         --
  Distributions in excess of net
    realized gains                               --           --         --
                                            -------------------------------
Total distributions                              --           --      (0.03)
                                            -------------------------------

Paid-in capital from redemption
  fees (Note 2)                                0.00(B)      0.03       0.02
                                            -------------------------------
Net asset value at end of period            $  2.42      $  5.14    $  8.75
                                            ===============================
Total return                                 (52.92%)     (41.26%)   (12.18%)(C)
                                            ===============================
Net assets at end of period (millions)      $  20.2      $  53.0    $ 125.3
                                            ===============================
Ratio of expenses to average net assets        1.95%        1.95%      1.95%(D)

Ratio of net investment income (loss)
  to average net assets                       (1.73%)      (0.95%)     1.66%(D)

Portfolio turnover rate                          26%          67%         0%

(A) Represents the period from the commencement of operations (September 29, 2000) through December 31, 2000.
(B)  Amount is less than $0.01.
(C)  Not annualized.
(D)  Annualized.

                 see accompanying notes to financial statements

[LOGO] Firsthand(R)

                         NOTES TO FINANCIAL STATEMENTS

                                 as of 12/31/02

















                                                         2002 Annual Report | 45

NOTES TO FINANCIAL STATEMENTS
                                                               DECEMBER 31, 2002

1. Organization

Each of Firsthand Technology Value Fund, Firsthand Technology Leaders Fund, Firsthand Technology Innovators Fund, Firsthand e-Commerce Fund, and Firsthand Global Technology Fund (the "Funds") is a non-diversified series of Firsthand Funds (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust, a Delaware statutory trust, was organized on November 8, 1993. The inception date for each Fund (the date on which a net asset value was first determined for that Fund) is as follows:

     FUND                                           INCEPTION DATE
     ----                                           --------------
     Firsthand Technology Value Fund                May 20, 1994*
     Firsthand Technology Leaders Fund              December 10, 1997
     Firsthand Technology Innovators Fund           May 20, 1998
     Firsthand e-Commerce Fund                      September 30, 1999
     Firsthand Global Technology Fund               September 29, 2000

* Firsthand Technology Value Fund Investor Class commenced operations on May 20, 1994; the SEC effective date for the Investor Class is December 15, 1994. Firsthand Technology Value Fund Advisor Class commenced operations on February 1, 2002. The other Funds currently offer one class of shares - Investor Class shares.

Each Fund's investment objective is long-term growth of capital.

Firsthand Technology Value Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in high-technology companies that Firsthand Capital Management, Inc. (the "Investment Adviser") believes are undervalued and have potential for capital appreciation.

Firsthand Technology Leaders Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in high-technology companies that the Investment Adviser believes hold dominant competitive positions in high-growth industries.

Firsthand Technology Innovators Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in high-technology companies that the Investment Adviser considers to be best positioned to introduce "breakthrough" products in the fastest growing markets in the technology sector.

Firsthand e-Commerce Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in equity securities of companies that provide the products, services, and technologies to facilitate the growth of electronic commerce.

Firsthand Global Technology Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in high-technology companies, both domestic and foreign, that the Investment Adviser considers best positioned to benefit significantly from the adoption of new technologies worldwide.

[LOGO] Firsthand(R)

                                                               DECEMBER 31, 2002

2. Significant Accounting Policies

The following is a summary of the Funds' significant accounting policies:

Securities Valuation - A Fund's portfolio of securities is valued as follows:

     1. Securities traded on stock exchanges, or quoted by Nasdaq, are valued at their last reported sale price as of the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 P.M. Eastern Time). If a security is not traded that day, the security will be valued at its most recent bid price.

     2. Securities traded in the over-the-counter market, but not quoted by Nasdaq, are valued at the last sale price (or, if the last sale price is not readily available, at the most recent closing bid price as quoted by brokers that make markets in the securities) at the close of trading on the NYSE.

     3. Securities traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market.

     4. Securities and other assets that do not have market quotations readily available are valued at their fair value as determined in good faith using procedures established by the Board of Trustees.

Share Valuation - The net asset value ("NAV") per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. A Fund's shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share of each Fund is equal to a Fund's net asset value per share. The Investor Class shares of each Fund charge a 2% redemption fee on shares redeemed or exchanged within 180 days of purchase. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. Each Fund will retain the fee charged as paid-in capital and such fees become part of that Fund's daily NAV calculation.

Repurchase Agreements - Repurchase agreements, which must be secured with collateral of a credit quality at least equal to a Fund's investment criteria for its portfolio securities, are valued at cost, which, together with accrued interest, approximates market value. At the time a Fund enters into a repurchase agreement, the value of the underlying securities, including accrued interest, will equal or exceed the value of the repurchase agreement, and in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying securities, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. In the event of a bankruptcy or other default by the seller of a repurchase agreement, a Fund could experience delays in liquidating the underlying securities and losses.

Investment Income - Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on securities purchased are amortized over the lives of the respective securities.

                                                         2002 Annual Report | 47

                                                               DECEMBER 31, 2002

Loans of Portfolio Securities - Each Fund may lend its portfolio securities to banks, brokers, and dealers. Lending portfolio securities exposes a Fund to risks such as (i) the borrower may fail to return the loaned securities, (ii) the borrower may not be able to provide additional collateral, or (iii) a Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral, marked to market daily, in the form of cash and/or U.S. government obligations, with the Funds' custodian in an amount equal to or greater than the market value of the loaned securities. Each Fund will limit loans of its portfolio securities to no more than 30% of its total assets.

At December 31, 2002, Firsthand Technology Value Fund, Firsthand Technology Leaders Fund, Firsthand Technology Innovators Fund, Firsthand e-Commerce Fund, and Firsthand Global Technology Fund had securities on loan to brokers valued at $85,201,669, $30,844,657, $4,268,301, $15,349,950, and $5,587,439, respectively.
For collateral, each Fund received cash or U.S. Government securities valued at $87,097,602, $31,460,338, $4,360,921, $15,651,319, and $5,705,719, respectively.

Foreign Securities - Each Fund may invest in companies that trade on U.S. exchanges as American Depositary Receipts ("ADRs"), on foreign exchanges, or on foreign over-the-counter markets. Investing in the securities of foreign companies exposes your investment in a Fund to risk. Foreign stock markets tend to be more volatile than the U.S. market due to economic and/or political instability and the regulatory conditions in some countries. In addition, some of the securities in which the Fund may invest may be denominated in foreign currencies, the value of which may decline against the U.S. dollar. An investment in foreign securities may be subject to high levels of foreign taxation, including foreign taxes withheld at the source.

Option Writing - When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

Distributions to Shareholders - Each Fund expects to distribute its net investment income and net realized gains, if any, annually. Distributions from net investment income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

Reclassification of Capital Accounts - The Funds account and report for distributions to shareholders in accordance with the American Institute of
Certified Public Accountant's Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies. For the year ended

[LOGO] Firsthand(R)

                                                               DECEMBER 31, 2002

December 31, 2002, each Fund recorded the following reclassifications to the accounts listed below:

                                                         INCREASE (DECREASE)
                                                           Accumulated Net     Accumulated Net
                                       Paid-in-Capital     Investment Loss      Realized Loss
---------------------------------------------------------------------------------------------
Firsthand Technology Value Fund          $(4,510,663)        $12,434,971       $(7,924,308)*
Firsthand Technology Leaders Fund         (2,601,143)          2,601,143                --
Firsthand Technology Innovators Fund      (1,720,604)          1,720,604                --
Firsthand e-Commerce Fund                 (1,116,736)          1,116,736                --
Firsthand Global Technology Fund            (566,565)            566,565                --

*Result of the merger of Firsthand Communications Fund into Firsthand Technology Value Fund.

Security Transactions - Security transactions are accounted for on the trade date. Securities sold are valued on a specific identification basis.

Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Tax - Each Fund has elected, and intends to qualify annually, for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). As provided in the Code, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

To avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the 12 months ended October 31) plus undistributed amounts, if any, from prior years.

The following information is based upon the federal income tax cost of portfolio investments as of December 31, 2002.

                                    Firsthand          Firsthand          Firsthand                             Firsthand
                                    Technology         Technology         Technology         Firsthand            Global
                                      Value              Leaders          Innovators         e-Commerce         Technology
                                       Fund               Fund               Fund               Fund               Fund
----------------------------------------------------------------------------------------------------------------------------
Gross unrealized appreciation    $     7,976,403    $     2,579,112    $     2,760,588    $     5,168,580    $       577,747
Gross unrealized depreciation     (1,354,014,108)      (142,205,875)      (110,609,404)       (29,187,807)       (23,956,696)
                                 -------------------------------------------------------------------------------------------
Net unrealized depreciation      $(1,346,037,705)   $  (139,626,763)   $  (107,848,816)   $   (24,019,227)   $   (23,378,949)
                                 ===========================================================================================
Federal income tax cost          $ 1,837,530,001    $   244,736,647    $   170,130,566    $    74,959,984    $    43,199,238
                                 ===========================================================================================

                                                         2002 Annual Report | 49

                                                               DECEMBER 31, 2002

The difference between the acquisition cost and the federal income tax cost of portfolio investments is due to certain timing differences in the recognition of capital losses under accounting principles generally accepted in the United States and income tax regulations. As of December 31, 2002, the Funds had capital loss carryforwards for federal income tax purposes as follows:

                                       Total Capital Loss
                                          Carryforward     Expiring 2008    Expiring 2009    Expiring 2010
----------------------------------------------------------------------------------------------------------
Firsthand Technology Value Fund          $1,726,205,636               --   $1,092,189,416   $  634,016,220
Firsthand Technology Leaders Fund           251,875,083   $    7,699,026      134,863,157      109,312,900
Firsthand Technology Innovators Fund        282,512,714               --      195,444,987       87,067,727
Firsthand e-Commerce Fund                   406,383,284               --      265,070,969      141,312,315
Firsthand Global Technology Fund             63,191,831               --       50,042,299       13,149,532

For Firsthand Technology Value Fund, $7,924,308 of the $1,092,189,416 capital loss carryforward expiring in 2009 was acquired in the reorganization with Firsthand Communications Fund. Firsthand Technology Value Fund, Firsthand
Technology Leaders Fund, Firsthand Technology Innovators Fund, Firsthand e-Commerce Fund, and Firsthand Global Technology Fund realized net capital losses of $74,023,509, $10,907,146, $12,179,003, $1,034,326, and $7,428,489,
respectively, during the period from November 1, 2002, through December 31, 2002, which are treated for federal income tax purposes as arising in the tax year ending December 31, 2003.

3. Investment Transactions

Investment transactions (excluding short-term investments and options) were as follows for the period ended December 31, 2002.

                             Firsthand      Firsthand       Firsthand       Firsthand       Firsthand
                             Technology     Technology      Technology      e-Commerce       Global
                             Value Fund    Leaders Fund   Innovators Fund      Fund      Technology Fund
--------------------------------------------------------------------------------------------------------
Purchase of investment
  securities                $351,171,806   $ 69,616,378     $ 53,580,472   $ 38,575,545    $  8,259,691
                            ===========================================================================
Proceeds from sales and
  maturities of investment
  securities                $573,163,969   $ 93,780,109     $ 67,254,921   $ 46,239,677    $ 12,668,406
                            ===========================================================================

Transactions in options written during the year ended December 31, 2002, were as follows:

                                                        Number of     Premiums
Firsthand Technology Innovators Fund                    Contracts     Received
--------------------------------------------------------------------------------
Options outstanding at December 31, 2001                      --      $      --
Options written                                            1,500        146,898
Options expired                                           (1,500)      (146,898)
                                                          ---------------------
Options outstanding at December 31, 2002                      --      $      --
                                                          ---------------------

[LOGO] Firsthand(R)

                                                               DECEMBER 31, 2002

4. Investment Advisory and Administration Agreements

Certain trustees and officers of the Trust are also officers of the Investment Adviser, or State Street Bank and Trust Company ("State Street"), which is the sub-administrator, shareholder servicing and transfer agent, investment accounting agent, and custodian for the Trust.

INVESTMENT ADVISORY AGREEMENTS

Each Fund's investments are managed by the Investment Adviser pursuant to the terms of an Investment Advisory Agreement (the "Advisory Agreements"). Under the Advisory Agreements, the Investment Adviser provides each Fund with investment research, advice, management, and supervision and manages the investment and reinvestment of assets of each Fund consistent with each Fund's investment objectives, policies, and limitations. The Investment Adviser is responsible for
(i) compensation of any of the Fund's trustees, officers, and employees who are interested persons of the Investment Adviser; and (ii) compensation of the Investment Adviser's personnel and other expenses incurred in connection with the provision of portfolio management services under the Advisory Agreements.

For the services it provides under the Advisory Agreements, the Investment Adviser receives from each Fund, on a monthly basis, an advisory fee at the annual rate of 1.50% of its average daily net assets. The Advisory Agreements require the Investment Adviser to waive fees and, if necessary, to reimburse expenses of each such Fund to the extent necessary to limit a Fund's total operating expenses to 1.95% of its average net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion, and 1.80% of such assets in excess of $1 billion.

ADMINISTRATION AGREEMENTS

The Trust has entered into separate Administration Agreements with the Investment Adviser. These agreements obligate the Investment Adviser to provide administrative and general supervisory services to each Fund (the "Administration Agreements").

Under the Administration Agreements, the Investment Adviser renders supervisory and corporate administrative services to the Trust, as well as oversees the maintenance of all books and records with respect to each Fund's securities transactions and each Fund's book of accounts in accordance with all applicable federal and state laws and regulations. The Investment Adviser also arranges for the preservation of journals, ledgers, corporate documents, brokerage account records, and other records as required by the 1940 Act.

The Investment Adviser is responsible for the equipment, staff, office space, and facilities necessary to perform its obligations under the Administration Agreements. Under the Administration Agreements, the Investment Adviser has assumed responsibility for payment of all of each Fund's operating expenses excluding independent trustees' compensation; brokerage and commission expenses; fees payable under "Rule 12b-1 plans," if any, and shareholder servicing plans, if any; litigation costs; and any extraordinary and non-recurring expenses.

                                                         2002 Annual Report | 51

                                                               DECEMBER 31, 2002

For the services it provides under the Administration Agreements, the Investment Adviser receives a fee from each Fund at the annual rate of 0.45% of its average daily net assets up to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion, and 0.30% of such assets in excess of $1 billion.

The Investment Adviser has entered into a Sub-Administration Agreement with State Street. Under this agreement, the Investment Adviser (not the Funds) pays to State Street the fees for the sub-administrative services provided by State Street.

5. Capital Shares

Capital share transactions for Firsthand Technology Value Fund for the period ended December 31, 2002, are noted below:

                                       INVESTOR CLASS                ADVISOR CLASS
                                   Shares          Amount         Shares        Amount
                                --------------------------------------------------------
Shares Sold                       3,330,281    $  88,344,875     2,178.060    $53,259.36
Shares issued in conjunction
  with merger (Note 10)           1,328,422       24,246,552            --            --
Shares redeemed                 (12,568,473)    (313,323,073)   (2,173.574)   (51,705.10)
                                --------------------------------------------------------
Net increase/(decrease) from
  capital share transactions     (7,909,770)   $(200,731,646)        4.486    $ 1,554.26
                                ========================================================

6. Deferred Compensation Agreement With Trustees

During the fiscal year ended December 31, 2000, the Trust entered into a deferred compensation agreement with the independent trustees of the Trust.

Under the deferred compensation agreement, each independent trustee may elect to defer some or all of his trustee fees. Each independent trustee is paid an annual retainer of $24,000, $6,000 for each regular meeting attended in person, and $1,000 for each special meeting attended. Deferred fees may be deemed invested in the Firsthand Funds selected by each independent trustee on a tax-deferred basis and deferred fees (and the income, gains, and losses credited during the deferral period) are payable at least two years after deferral date. Upon payment of any deferred fees (and the income, gains, and losses credited during the deferral period), each Fund will expense its pro rata share of those fees.

7. Investments in Affiliates and Restricted Securities

Affiliated issuers, as defined by the 1940 Act, are those in which a Fund's holdings represent 5% or more of the outstanding voting securities of the issuer. A summary of each Fund's investments in affiliates, if any, for the period ended December 31, 2002, is noted below:

[LOGO] Firsthand(R)

                                                               DECEMBER 31, 2002

                                                   SHARE ACTIVITY
                              -----------------------------------------------------                       Market
                               Balance                                      Balance      Realized         Value       Acquisition
Affiliate                     12/31/01        Purchases       Sales        12/31/02        Loss          12/31/02         Cost
----------------------------------------------------------------------------------------------------------------------------------
FIRSTHAND TECHNOLOGY
VALUE FUND
ANADIGICS, Inc.               1,761,700        394,900      1,636,600        520,000   $(23,532,078)   $  1,341,600   $  7,546,688
Anaren, Inc.*                   931,700        680,200             --      1,611,900             --      14,184,720     26,625,726
Concord Communications,
  Inc.                        1,189,300             --             --      1,189,300             --      10,691,807     47,259,501
Globix Corp.                  2,257,700             --      2,257,700             --    (44,191,954)             --             --
Legato Systems, Inc.          4,981,000             --        640,600      4,340,400    (22,125,883)     21,832,212    144,325,172
NETsilicon, Inc.**              603,800             --        603,800             --             --              --             --
P-Com, Inc.                   8,651,500             --      8,651,500             --    (71,815,771)             --             --
Pervasive Software, Inc.      1,749,000             --      1,749,000             --     (1,769,600)             --             --
Stratex Networks, Inc.        6,109,336             --      1,277,300      4,832,036    (34,170,403)     10,678,799     69,033,202
Zoran Corp.                   1,330,500        130,000             --      1,460,500             --      20,549,235     24,473,777

FIRSTHAND TECHNOLOGY
INNOVATORS FUND
NETsilicon, Inc.**              600,000             --        600,000             --             --              --             --

* Amounts include shares from the merger of Firsthand Communications Fund into Firsthand Technology Value Fund.

** NETsilicon, Inc. was acquired by Digi International, Inc. For every share of NETsilicon, Inc., the Funds received 0.65 shares of Digi International, Inc. As of December 31, 2002, the Funds no longer own Digi International, Inc.

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. A Fund may invest in restricted securities that are consistent with a Fund's investment objective and investment strategies. A Fund will not invest in a restricted security if, immediately after and as a result of the investment in such security, more than 15% of the Fund's net assets would be invested in illiquid securities. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. As of December 31, 2002, the Funds were invested in the following restricted securities:

                                                                                                                              % Net
Fund                     Security                        Acquisition Date        Shares         Cost            Value         Assets
------------------------------------------------------------------------------------------------------------------------------------
FIRSTHAND            Caspian Networks, Inc.
TECHNOLOGY VALUE       Series AAA P/S                   February 21, 2002      3,378,104    $  3,378,104     $ 2,128,205       0.43%
FUND                 Celox Networks, Inc.
                       Series A-1 P/S                   August 23, 2002        1,000,000       1,200,000               0       0.00%

                                                         2002 Annual Report | 53

                                                               DECEMBER 31, 2002

(CONTINUED)                                                                                                                   % Net
Fund                     Security                        Acquisition Date        Shares         Cost            Value         Assets
------------------------------------------------------------------------------------------------------------------------------------
FIRSTHAND            Celox Networks, Inc. C/S           April 17, 2001           138,122    $ 14,999,998     $         0       0.00%
TECHNOLOGY VALUE     Celox Networks, Inc.
FUND                   Series A-1 (warrants)            August 23, 2002          500,000               0               0       0.00%
                     Centerpoint Broadband
                       Technologies, Inc.
                       Series D P/S                     October 24, 2000          19,290         207,946               0       0.00%
                     Clarisay, Inc. Series B P/S        January 24, 2001       2,605,306       2,383,855       1,013,204       0.21%
                     Clarisay, Inc. Series C P/S        August 28, 2002        7,194,244       2,000,000       2,000,000       0.41%
                     Global Locate, Inc.
                       Series A P/S                     October 5, 2001        5,861,664       5,000,000       4,300,000       0.87%
                     Global Locate, Inc.
                       Series A P/S                     March 28, 2002           169,232         144,355         124,145       0.03%
                     IP Unity, Inc. Series C P/S        July 27, 2001          1,104,265       1,987,677       1,127,013       0.23%
                     Luminous Networks, Inc.
                       Series D P/S                     May 31, 2001             868,710       1,816,299         204,360       0.04%
                     LuxN, Inc. C/S                     December 20, 2000        362,757       5,187,425           8,069       0.00%
                     Maple Optical Systems,
                       Inc. Series A-1                  July 31, 2002          5,714,285       2,000,000       1,260,000       0.26%
                     Maple Optical Systems,
                       Inc. Series A-1                  August 9, 2001         4,637,769       1,623,219       1,022,628       0.20%
                     Polaris Networks, Inc.
                       Series A P/S                     November 16, 2001        297,848         297,848         168,880       0.03%
                     Radia Communications,
                       Inc. Series B P/S                January 28, 2002       4,836,274       4,836,274       4,159,196       0.84%
                     Silicon Genesis Corp.
                       Series D P/S                     April 30, 2002         2,117,521       7,999,994       7,999,994       1.62%
                     Silicon Genesis Corp.
                       Series D P/S
                       (warrants)                       April 30, 2002            79,407               0             794       0.00%

FIRSTHAND
TECHNOLOGY
INNOVATORS FUND      Centerpoint Broadband
                       Technologies, Inc.
                       Series D P/S                     October 24, 2000          27,092         292,052               0       0.00%
                     Cielo Communications,
                       Inc. Series C P/S                November 16, 1999        571,428       1,999,998               0       0.00%
                     Cielo Communications,
                       Inc. Series C P/S                December 22, 1999        271,429         950,002               0       0.00%
                     Clarisay, Inc.
                       Series B P/S                     January 24, 2001       2,861,519       2,618,290       1,112,845       1.78%
                     Innovian Corp.
                       Series C P/S                     February 23, 2001      1,500,000       3,000,000       1,435,500       2.29%
                     IP Unity, Inc.
                       Series C P/S                     July 27, 2001          1,117,957       2,012,323       1,140,987       1.82%

[LOGO] Firsthand(R)

                                                               DECEMBER 31, 2002

(CONTINUED)                                                                                                                   % Net
Fund                     Security                        Acquisition Date        Shares         Cost            Value         Assets
------------------------------------------------------------------------------------------------------------------------------------
FIRSTHAND            Luminous Networks, Inc.
TECHNOLOGY             Series D P/S                     May 31, 2001           1,522,719    $  3,183,701     $   358,212       0.57%
INNOVATORS FUND      LuxN, Inc. C/S                     December 20, 2000        336,544       4,812,579           7,486       0.01%
                     Maple Optical Systems,
                       Inc. Series A-1 P/S              August 9, 2001         9,647,945       3,376,781       2,127,372       3.40%
                     NuTool, Inc.
                       Series D P/S                     October 22, 2001         533,503       2,085,996       1,361,113       2.17%
                     Polaris Networks, Inc.
                       Series A P/S                     November 16, 2001        702,152         702,152         398,120       0.64%
                     Radia Communications,
                       Inc. Series B P/S                January 28, 2002         663,726         663,726         570,804       0.91%
                     Silicon Genesis Corp.
                       Series C P/S                     March 8, 2001            466,670       3,248,023       2,179,815       3.48%

C/S Common Stock
P/S Preferred Stock

8. Risks

Because the return on and value of an investment in each Fund will fluctuate in response to stock market movements, the most significant risk of investing in a Fund is that you may lose money. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, as well as economic, political, or regulatory events, and other factors beyond the Investment Adviser's control. The Funds are designed for long-term investors who can accept the risks of investing in a fund with significant common stock holdings in high-technology industries.

Each Fund is non-diversified. A risk of being non-diversified is that a significant change in the value of one company will have a greater impact on the Fund than it would if the Fund diversified its investments. Another risk for the Fund is its concentration of investments in companies within high-technology industries. The value of high-technology companies can, and often does, fluctuate dramatically and may expose you to greater-than-average financial and market risk.

9. Rule 12b-1 Plan

The Trust has a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") with respect to the Advisor Class shares of the Funds that was adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, in consideration of the services to be provided and the expenses to be incurred by the Trust's distributor (the "Distributor") for any activities or expenses primarily intended to result in the sale of the Advisor Class shares of a Fund, the Fund shall pay to the Distributor a fee at the aggregate rate of 0.25% per year of the average daily net assets of the Advisor Class shares of the Funds. As of December 31, 2002, only Firsthand Technology Value Fund offers Advisor Class shares.

                                                         2002 Annual Report | 55

                                                               DECEMBER 31, 2002

10. Fund Reorganization

On December 27, 2002, Firsthand Technology Value Fund (the "Acquiring Fund"), acquired the assets and assumed the liabilities of Firsthand Communications Fund (the "Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in the Schedules of Changes in Net Assets. Net assets and unrealized depreciation as of the reorganization date were as follows:

                                            Total net assets       Acquired Fund
Total net assets      Total net assets      of Acquiring Fund       Unrealized
of Acquired Fund      of Acquiring Fund     after acquisition      Depreciation
--------------------------------------------------------------------------------
 $ 24,246,552          $ 477,555,846          $ 501,802,398        $ 45,450,144

11. Subsequent Events

On February 8, 2003, the Board of Trustees of Firsthand Funds authorized the liquidation of Firsthand Technology Value Fund's Advisor Class shares. The closing date is anticipated to be February 28, 2003.

On February 8, 2003, the Board of Trustees of Firsthand Funds authorized the termination of the 2% redemption fee for the Investor Class shares of all Firsthand Funds beginning April 30, 2003.

[LOGO] Firsthand(R)

ADDITIONAL INFORMATION (UNAUDITED)
                                                               DECEMBER 31, 2002

Information about the trustees and officers* of the Funds is set forth in the following table. The Statement of Additional Information (the "SAI") includes additional information about the Funds' trustees and officers and is available free of charge, upon request, by calling 1.888.884.2675, option 2. The address for each of the persons named below is 125 South Market, Suite 1200, San Jose, CA 95113.

                                                                                                      NUMBER OF FUNDS      OTHER
  NAME, YEAR OF                TERM OF OFFICE                        PRINCIPAL                        IN FUND COMPLEX   TRUSTEESHIPS
BIRTH, POSITION(S)              AND LENGTH OF                   OCCUPATION(S) DURING                    OVERSEEN BY       HELD BY
 HELD WITH FUNDS               TIME SERVED (1)                    PAST FIVE YEARS                         TRUSTEE         TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES

MICHAEL T. LYNCH                 SINCE 1994       Mr. Lynch is Vice President of Sales and Business        FIVE             NONE
(1961)                                            Development of AlphaOmega Soft, Inc. (a
TRUSTEE                                           manufacturer of software). Mr. Lynch served as
                                                  Vice President of Sales and Business Development
                                                  at Picture IQ Corporation (a manufacturer of
                                                  digital imaging software) from 1999 through
                                                  2002. Mr. Lynch served as a Product Manager for
                                                  Iomega Corp. (a manufacturer of computer
                                                  peripherals) from 1995 through 1999.

JERRY                            SINCE 1999       Mr. Wong is a consultant. Mr. Wong served as Vice        FIVE             NONE
WONG                                              President of Finance and Executive Vice President
(1951)                                            of U.S. Operations of Poet Holdings, Inc. (a
TRUSTEE                                           manufacturer of software) from 1995 through
                                                  2002.
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

KEVIN M. LANDIS (2)              SINCE 1994       Mr. Landis is President and Chief Investment             FIVE             NONE
(1961)                                            Officer and a Director of Firsthand Capital
TRUSTEE /                                         Management, Inc. and has been a portfolio
PRESIDENT                                         manager with Firsthand Capital Management, Inc.
                                                  since 1994. From 1998 through 2001, he was also
                                                  the President and Chief Executive Officer of
                                                  Silicon Capital Management LLC.
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

YAKOUB                           SINCE 1996       Mr. Bellawala is Vice President of Business              N/A              NONE
BELLAWALA (3)                                     Process Development of Firsthand Capital
(1965)                                            Management, Inc.
SECRETARY

OMAR BILLAWALA (3)               SINCE 1999       Mr. Billawala is Chief Operating Officer and Chief       N/A              NONE
(1961)                                            Financial Officer of Firsthand Capital Management,
TREASURER                                         Inc. from 1999 to present. He was also the Chief
                                                  Operating Officer and Chief Financial Officer of
                                                  Silicon Capital Management LLC from 1999 through
                                                  2001. Prior to that, he was an associate at the
                                                  law firm of Paul, Hastings, Janofsky & Walker LLP
                                                  from 1997 to 1999.

* The term "officer" means the president, vice president, secretary, treasurer, controller, or any other officer who performs policy-making functions.
1 Each trustee shall serve for the lifetime of Firsthand Funds or until he dies, resigns, or is removed. Each officer shall serve a one-year term subject to annual reappointment by the trustees.
2 Mr. Landis is an interested person of the Funds by reason of his position with the Adviser.
3    Mr. Bellawala and Mr. Billawala are brothers.

                                                         2002 Annual Report | 57

NOTES




















[LOGO] Firsthand(R)

NOTES




















                                                         2002 Annual Report | 59

NOTES




















[LOGO] Firsthand(R)

NOTES




















                                                         2002 Annual Report | 61

[LOGO] Firsthand(R)

FIRSTHAND FUNDS
P.O. Box 8356
Boston, MA 02266-8356
1.888.884.2675
www.firsthandfunds.com


INVESTMENT ADVISER
Firsthand Capital Management, Inc.
125 South Market
Suite 1200
San Jose, CA 95113


DISTRIBUTOR
ALPS Distributors, Inc.
1625 Broadway
Suite 2200
Denver, CO 80202


TRANSFER AGENT
State Street Bank and Trust Company
P.O. Box 8356
Boston, MA 02266-8356
1.888.884.2675







[LOGO] Firsthand(R)